Exhibit 10.63

                          AGREEMENT AND PLAN OF MERGER

                                  BY AND AMONG

                               FEMPARTNERS, INC.,

                       FEMPARTNERS OF CENTRAL TEXAS, INC.

                                       AND

                         SYNTERA HEALTHCARE CORPORATION

                                 August 31, 1999

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                                TABLE OF CONTENTS

                                                                            Page

ARTICLE I   THE MERGER.........................................................1
            Section 1.1.  The Merger...........................................1
            Section 1.2.  Effective Time of the Merger.........................2

ARTICLE II  THE SURVIVING CORPORATION..........................................2
            Section 2.1.  Certificate of Incorporation.........................2
            Section 2.2.  Bylaws...............................................2
            Section 2.3.  Directors........................ ...................2
            Section 2.4.  Officers.............................................2

ARTICLE III CONVERSION OF SHARES...............................................2
            Section 3.1.  Effect on Capital Stock..............................2
            Section 3.2.  Adjustments to Merger Consideration..................4
            Section 3.3.  Anti-Dilution........................................7
            Section 3.4.  Exchange of Certificates.............................7
            Section 3.5.  Stock Transfer Books.................................7
            Section 3.6.  No Further Ownership Rights in Company Common Stock..7
            Section 3.7.  Tax and Accounting Consequences......................8
            Section 3.8.  Taking of Necessary Action; Further Action...........8
            Section 3.9.  Closing..............................................8

ARTICLE IV  REPRESENTATIONS AND WARRANTIES OF PARENT AND
            MERGER SUB.........................................................8
            Section 4.1.  Organization and Qualification.......................8
            Section 4.2.  Capitalization.......................................9
            Section 4.3.  Subsidiaries........................................10
            Section 4.4.  Authority; Non-Contravention; Approvals.............10
            Section 4.5.  Parent Financial Information........................11
            Section 4.6.  Absence of Undisclosed Liabilities..................11
            Section 4.7.  Absence of Certain Changes or Events................11
            Section 4.8.  Litigation..........................................13
            Section 4.9.  Accounts Receivable.................................13
            Section 4.10.  No Violation of Law; Compliance with Agreements....13
            Section 4.11.  Insurance..........................................14
            Section 4.12.  Taxes..............................................14
            Section 4.13.  Employee Benefit Plans.............................15
            Section 4.14.    Employee and Labor Matters. .....................16
            Section 4.15.  Environmental Matters..............................17
            Section 4.16.  Non-Competition Agreements.........................18

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            Section 4.17.  Title to Assets....................................18
            Section 4.18.  Contracts..........................................18
            Section 4.19.  Brokers and Finders................................18
            Section 4.20.  Intellectual Property..............................19
            Section 4.21.  Relationships......................................19
            Section 4.22.  Certain Payments...................................19
            Section 4.23.  Books and Records..................................19
            Section 4.24.  Condition and Sufficiency of Assets................20
            Section 4.25.  Offering.  ........................................20
            Section 4.26.  Staff Privileges...................................20
            Section 4.27.  Fraud and Abuse....................................20
            Section 4.28.  Medicare, Medicaid, and Other Third-Party Payor
                                 Payment Liabilities. ........................21

ARTICLE V   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.....................21
            Section 5.1.  Organization and Qualification......................21
            Section 5.2.  Capitalization......................................21
            Section 5.3.  Subsidiaries........................................22
            Section 5.4.  Authority; Non-Contravention; Approvals.............22
            Section 5.5.  Company Financial Information.......................23
            Section 5.6.  Absence of Undisclosed Liabilities..................23
            Section 5.7.  Absence of Certain Changes or Events................24
            Section 5.8.  Litigation..........................................25
            Section 5.9.  Accounts Receivable.................................25
            Section 5.10.  No Violation of Law; Compliance with Agreements....26
            Section 5.11.  Insurance..........................................27
            Section 5.12.  Taxes..............................................27
            Section 5.13.  Employee Benefit Plans.............................28
            Section 5.14.  Employee and Labor Matters.........................29
            Section 5.15.  Environmental Matters..............................30
            Section 5.16.  Non-Competition Agreements.........................31
            Section 5.17.  Title to Assets....................................31
            Section 5.18.  Contracts, Agreements, Plans and Commitments.......32
            Section 5.19.   Section 368 Representations.......................33
            Section 5.20.  Brokers and Finders................................34
            Section 5.21.  Intellectual Property..............................34
            Section 5.22.  Relationships......................................34
            Section 5.23.  Certain Payments...................................34
            Section 5.24.  Books and Records..................................35
            Section 5.25.  Condition and Sufficiency of Assets................35
            Section 5.26.  Offering...........................................35
            Section 5.27.  Staff Privileges...................................35
            Section 5.28.  Fraud and Abuse....................................35

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            Section 5.29.  Medicare, Medicaid, and Other Third-Party
Payor Payment Liabilities. ...................................................36
            Section 5.30.  Bank Accounts; Powers of Attorney..................36
            Section 5.31.  Year 2000 Compliance...............................36

ARTICLE VI  CONDUCT OF BUSINESS PENDING THE MERGER............................37
            Section 6.1.  Conduct of Business Pending the Merger..............37
            Section 6.2.  Control of the Company's Operations.................39
            Section 6.3.  Other Offers........................................39

ARTICLE VII ADDITIONAL AGREEMENTS.............................................39
            Section 7.1.  Access to Information...............................39
            Section 7.2.  Expenses and Fees...................................39
            Section 7.3.  Agreement to Cooperate..............................40
            Section 7.4.  Public Statements...................................40
            Section 7.5.  Notification of Certain Matters.....................40
            Section 7.6.  Exclusivity.........................................40
            Section 7.7.  Confidentiality.....................................41
            Section 7.8.  Registration Rights.  ..............................41
            Section 7.9.  Share Exchange Agreements...........................49
            Section 7.10.  Employee Benefits.  ...............................49
            Section 7.11.  Filings.  .........................................49
            Section 7.12.  Net Working Capital................................49
            Section 7.13.  Advances under Promissory Note; Payables. .........52
            Section 7.14.  Advances under Promissory Note; Event of Default...54
            Section 7.15.  Non-Interference.  ................................55
            Section 7.16.  Insurance..........................................56

ARTICLE VIII CONDITIONS TO CLOSING............................................56
            Section 8.1.  Conditions to Each Party's Obligation to Effect
                                 the Merger...................................56
            Section 8.2.  Conditions to Obligation of the Company to Effect
                                 the Merger...................................57
            Section 8.3.  Conditions to Obligations of Parent and Merger Sub to
                                 Effect the Merger............................58

ARTICLE IX  TERMINATION, AMENDMENT AND WAIVER.................................60
            Section 9.1.  Termination.........................................60
            Section 9.2.  Effect of Termination...............................62
            Section 9.3.  Amendment...........................................62
            Section 9.4.  Extensions; Waiver..................................62

ARTICLE X   INDEMNIFICATION...................................................62
            Section 10.1.  The Shareholders' Indemnity Obligations............62

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            Section 10.2.  Parent's Indemnity Obligations.....................63
            Section 10.3.  Indemnification Procedures.........................63
            Section 10.4.  Determination and Payment of Indemnified Amounts...65
            Section 10.5.  Limitation of Shareholders' Liability..............67
            Section 10.6.  Limitation of Parent's Liability...................67
            Section 10.7. Limitation on Indemnified Amounts.  ................68
            Section 10.8. Right of Subrogation................................68

ARTICLE XI  GENERAL PROVISIONS................................................68
            Section 11.1.  Survival...........................................68
            Section 11.2.  Notices............................................69
            Section 11.3.  Interpretation.....................................70
            Section 11.4.  Miscellaneous......................................70
            Section 11.5.  Governing Law......................................70
            Section 11.6.  Binding Arbitration................................70
            Section 11.7.  Counterparts.......................................72
            Section 11.8.  Entire Agreement...................................72
            Section 11.9.  Parties in Interest................................72
            Section 11.10.  Enforcement of the Agreement......................73
            Section 11.11.  Validity..........................................73


                                        v

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EXHIBITS:
--------
Exhibit A             Glossary
Exhibit B             Company Existing Practices
Exhibit C             Existing Management Agreements

Exhibit D             Calculation of Management Fee Contribution Margin
Exhibit E             Replacement Promissory Note

Exhibit F             Adjustments to GAAP
Exhibit G             First Payables Balance Sheet
Exhibit H             Non-Competition Agreements
Exhibit I             Parent Guaranty
Exhibit J             Co-Sale Rights Agreement
Exhibit K             Lease Agreement
Exhibit L             Subordination Agreement
Exhibit M             Investors' Certificate
Exhibit N             Investors Rights Agreement
Exhibit O             Professional Service Provider Security Agreement
Exhibit P             Security Agreement

SCHEDULES:
---------
Schedule 2.1          Surviving Corporation's Certificate of Incorporation
Schedule 2.2          Surviving Corporation's Bylaws
Schedule 2.3          Directors of the Surviving Corporation
Schedule 2.4          Officers of the Surviving Corporation
Schedule 3.1(a)       Shareholder Consideration
Schedule 3.2(a)       Ancillary Services
Schedule 4.1          Merger Sub Assets
Schedule 4.2(a)       Parent Capitalization
Schedule 4.2(b)       Other Outstanding Capital Stock
Schedule 4.3          Subsidiaries
Schedule 4.5          Parent Financial Statements
Schedule 4.6          Absence of Undisclosed Liabilities
Schedule 4.7          Absence of Certain Changes or Events
Schedule 4.8          Parent Litigation
Schedule 4.9          Parent Accounts Receivable
Schedule 4.10         Parent Permits
Schedule 4.11         Insurance
Schedule 4.12         Parent Taxes
Schedule 4.13         Parent Employee Benefit Plans
Schedule 4.14         Parent Employment and Labor Matters
Schedule 4.16         Parent Non-Competition Agreements
Schedule 4.17         Title to Assets
Schedule 4.18         Contracts

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Schedule 4.20         Parent Intellectual Property
Schedule 4.21         Relationships
Schedule 5.2(b)       Other Outstanding Capital Stock
Schedule 5.5          Company Financial Statements
Schedule 5.6          Absence of Undisclosed Liabilities
Schedule 5.7          Absence of Certain Changes or Events
Schedule 5.8          Company Litigation
Schedule 5.9          Company Accounts Receivable
Schedule 5.10(b)      No Violation of Law; Compliance with Agreements
Schedule 5.11         Company Insurance Policies
Schedule 5.12         Company Taxes
Schedule 5.13         Company Employee Benefit Plans
Schedule 5.14         Company Employee and Labor Matters
Schedule 5.16         Company Non-Competition Agreement
Schedule 5.17         Title to Assets
Schedule 5.18         Contracts, Agreements, Plans and Commitments
Schedule 5.19(a)      Share Exchange Agreements
Schedule 5.19(c)      Section 368 Representations
Schedule 5.27         Staff Privileges
Schedule 5.30         Bank Accounts; Powers of Attorney
Schedule 5.31         Year 2000 Noncompliance
Schedule 6.1          Conduct of Business Pending Merger


                                       vii

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                          AGREEMENT AND PLAN OF MERGER

         THIS AGREEMENT AND PLAN OF MERGER, dated effective as of August 31, 1999 (the "Agreement"), is by and among FEMPARTNERS, INC., a Delaware corporation ("Parent"), FEMPARTNERS OF CENTRAL TEXAS, INC., a Delaware corporation and a wholly owned subsidiary of Parent ("Merger Sub") and SYNTERA HEALTHCARE CORPORATION, a Texas corporation (the "Company").

                               W I T N E S E T H:

         WHEREAS, Parent, Merger Sub and the Company desire that the Company merge with and into the Merger Sub (the "Merger");

         WHEREAS, Parent, Merger Sub and the Company intend the Merger to qualify as a tax-free reorganization under the provisions of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereunder;

         WHEREAS, Parent and Merger Sub are making certain representations, warranties and indemnities as an inducement to the Company and each of its shareholders (individually a "Shareholder" and collectively the "Shareholders") to enter into this Agreement;

         WHEREAS, the Company is making certain representations, warranties and indemnities as an inducement to Parent and Merger Sub to enter into this Agreement; and

         WHEREAS, capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Glossary attached as Exhibit A.

         NOW,   THEREFORE,   in   consideration   of  the   premises   and   the
representations, warranties, covenants and agreements contained herein, the parties hereto, intending to be legally bound, agree as follows:

                                    ARTICLE I

                                   THE MERGER

         Section 1.1. The Merger. Upon the terms and subject to the conditions of this Agreement, at the Effective Time (as defined in Section 1.2) in accordance with the Delaware General Corporation Law ("DGCL") and the Texas Business Corporation Act ("TBCA"), the Company shall be merged with and into the Merger Sub and the separate existence of the Company shall thereupon cease. Merger Sub shall be the surviving corporation in the Merger and is hereinafter sometimes referred to as the "Surviving Corporation."

         Section 1.2. Effective Time of the Merger. The Merger shall become effective at such time (the "Effective Time") as (i) a certificate of merger is filed with the Secretary of State of the

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State of Delaware in  accordance  with the DGCL and (ii)  articles of merger are filed with the Secretary of State of the State of Texas in accordance with the TBCA (the "Merger Filings"). The Merger Filings shall be made simultaneously with or as soon as practicable after the Closing (as defined in Section 3.10) in accordance with Article III. The parties acknowledge that it is their mutual desire and intent to consummate the Merger as soon as practicable after the date hereof, and in any event within five (5) business days after the satisfaction, or waiver, of all conditions to Closing set forth in Article VIII hereof, subject to the terms and conditions hereof. Accordingly, subject to the provisions hereof, the parties shall use all reasonable efforts to consummate, as soon as practicable, the transactions contemplated by this Agreement in accordance with Article VIII.

                                   ARTICLE II

                            THE SURVIVING CORPORATION

         Section 2.1. Certificate of Incorporation. The Certificate of Incorporation of Merger Sub as in effect immediately prior to the Effective Time shall be the Certificate of Incorporation of the Surviving Corporation after the Effective Time, as the same may thereafter be amended in accordance with its terms and as provided under the DGCL. The Certificate of Incorporation of the Merger Sub is attached hereto on Schedule 2.1.

         Section 2.2. Bylaws. The Bylaws of Merger Sub as in effect immediately prior to the Effective Time shall be the Bylaws of the Surviving Corporation after the Effective Time, as the same may thereafter be amended in accordance with their terms and as provided by the Certificate of Incorporation of the Surviving Corporation and DGCL. The Bylaws of the Merger Sub are attached hereto on Schedule 2.2.

         Section 2.3. Directors. The directors of the Surviving Corporation shall be as designated in Schedule 2.3, and such directors shall serve in accordance with the Bylaws of the Surviving Corporation until their respective successors are duly elected or appointed and qualified.

         Section 2.4. Officers. The officers of the Surviving Corporation shall be as designated in Schedule 2.4, and such officers shall serve in accordance with the Bylaws of the Surviving Corporation until their respective successors are duly elected or appointed and qualified.

                                   ARTICLE III

                              CONVERSION OF SHARES

         Section 3.1. Effect on Capital Stock. Subject to the terms and conditions of this Agreement, at the Effective Time, by virtue of the Merger and without any action on the part of the Parent, Merger Sub or the Company:

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                  (a)  Conversion of  Securities.  All of the  Company's  common stock, $0.001 par value per share ("Company Common Stock"), issued and outstanding immediately prior to the Effective Time (excluding any shares of the Company Common Stock to be canceled pursuant to Section 3.1(b)) shall be converted into the right to receive at Closing, in the aggregate, 885,714 shares (as such number may be adjusted pursuant to Section 3.2 and as otherwise
provided  in  this  Agreement,   the  "Merger   Consideration")  of  issued  and
outstanding common stock, par value $.01 per share, of Parent ("Parent Common Stock"). The aggregate consideration payable to each Shareholder is set forth opposite each Shareholder's name on Schedule 3.1(a), and, subject to the provisions of the Agreement, shall be paid in full at Closing; provided, however, that until satisfaction of the obligations of the Company, if any, under Sections 3.2 and 10.1 hereof, the Parent shall retain in escrow an aggregate of thirty percent (30%) of the Share Equivalent Transaction Value (as defined in Section 3.2) in shares of Parent Common Stock (as such number may be adjusted pursuant to Section 3.3 and as may be subject to forfeiture pursuant to
Article X, the "Retained Shares"). A number of the Retained Shares equal to fifteen percent (15%) of the Share Equivalent Transaction Value are specifically withheld solely for purposes of satisfying any indemnity obligations which may be owed by the Shareholders pursuant to Section 10.1 hereof (the "Retained Indemnity Shares"). The Retained Shares shall reduce the Parent Common Stock distributed to the Shareholders at Closing on a pro-rata basis according to the percentage of the total Merger Consideration being received by each Shareholder. The Retained Shares shall be subsequently distributed among the Shareholders and Parent in accordance with the terms of Sections 3.2 and 10.4 hereof.

                  (b) Cancellation. Each share of Company Common Stock held in the treasury of the Company and each share of Company Common Stock held by any direct or indirect wholly owned Subsidiary of the Company, if any, immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, cease to be outstanding, be canceled and retired without payment of any consideration therefor and cease to exist.

                  (c) Capital Stock of Merger Sub. Each share of common stock, par value $.01 per share, of Merger Sub ("Merger Sub Common Stock") issued and outstanding immediately prior to the Effective Time shall remain issued and outstanding.

                  (d) Adjustments to Parent Common Stock. The number of shares of Parent Common Stock constituting the Merger Consideration shall be appropriately adjusted to reflect fully the effect of any stock split, reverse split, stock dividend (including any dividend of securities convertible into Parent Common Stock), reorganization, reclassification, recapitalization or other similar change with respect to Parent Common Stock occurring (including the record date thereof) after the date hereof and prior to the Effective Time.

         Section 3.2.  Adjustments to Merger Consideration.

                  (a) The capitalized terms used in this Section shall have the following meanings:

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                  "Adjustment  Amount,"  which  may be a  positive  or  negative number, equals (i) the Adjustment Percentage Ratio times the Share Equivalent Transaction Value. The Adjustment Amount, however, is limited to no more than positive fifteen percent (15%) of the Share Equivalent Transaction Value, and to no less than negative fifteen percent (15%) of the Share Equivalent Transaction Value.

                  "Adjustment Percentage Ratio," which may be a positive or negative number, is equal to (i) Management Fee Contribution Margin minus $988,000, divided by (ii) $988,000.

                  "Company Existing Practices" means the practices of all individual physicians which the Company managed as of the Closing Date (as defined in Section 3.9) and listed on Exhibit B attached hereto.

                  "Determination Period" means the eighteen (18) month period beginning on July 1, 1999 and ending on December 31, 2000.

                  "Existing   Management   Agreements"   means  all   Management
Agreements relating to Company Existing Practices and listed on Exhibit C attached hereto.

                  "Management Fee Contribution Margin" or "MFCM" means an amount equal to the aggregate of all Service Fees (as such term is defined in each of the Existing Management Agreements) earned in accordance with GAAP from the Company Existing Practices under the Existing Management Agreements during the Determination Period, regardless of the party to whom such Service Fees are payable, less the Regional Expenses (as hereinafter defined). MFCM shall be calculated in accordance with methodology set forth in the schedule attached hereto as Exhibit D, with the revenues and expenses included in the calculation to be calculated in accordance with GAAP. In addition, MFCM shall be calculated and stated on an annualized basis, but only after subtracting the aggregate Service Fees during the Determination Period that are directly related to ancillary services added to the Company Existing Practices by Parent or Merger Sub (excluding those ancillary services identified on Schedule 3.2(a) hereto). The specific Regional Expenses that are directly related to such ancillary services added to the Company Existing Practices by Parent or Merger Sub (excluding those ancillary services identified on Schedule 3.2(a) hereto) shall not be deducted in calculating MFCM. Notwithstanding any provision of this
Section 3.2 or any other provision of this Agreement, appropriate adjustments shall be made in calculating MFCM to ensure that MFCM is not decreased by (i) any adjustments to the Balance Sheet (as hereinafter defined) accounts for events occurring prior to June 30, 1999 or after December 31, 2000 or (ii) any adjustments which affect the calculation of Net Working Capital (as defined in Section 7.12).

                  "Regional Expenses" shall include all the actual expenses incurred to operate or manage the Company Existing Practices that are not Clinic and Provider Expenses (as such terms are defined in each of the Existing Management Agreements). However, during the Determination Period, for the purpose of calculating the Adjustment Percentage Ratio and MFCM, the Regional Expenses shall only include salaries and wages and related benefits of the regional controller, accountant, and regional administrator and the following expenses related to the regional corporate office: rent, utilities, insurance, legal, professional and consulting services, computer services, travel, maintenance and repairs, telephone, postage, printing and other related charges, leasing of office equipment, supplies, parking, outside contractors, bank service charges, property taxes, professional license fees and dues and employment fees; provided, however, that for purposes of calculating the Adjustment Percentage Ratio and MFCM, Regional Expenses shall not exceed $246,600 per annum. In accordance with the foregoing, Regional Expenses shall not include (a) amortization expenses related to the acquisition of the Company Existing Practices, (b) depreciation expenses related to the Company Existing Practices, (c) the salaries and benefits of the Parent executive officers, defined as President, Chief Executive Officer, Chief Financial Officer, Chief Operating Officer and/or Vice President of Operations and Chief Development Officer, (d) the salaries and benefits of the Regional Vice Presidents of Development, and Parent business development expenses of affiliating with other established physician practices, (e) interest expense, and (f) income taxes of Syntera, Parent or Merger Sub.

                  "Replacement Promissory Note" means that certain promissory note, as hereafter amended, substituted or replaced, executed by Merger Sub at the Closing, payable to American Physicians Service Group, Inc., a Texas corporation ("APS"), attached hereto as Exhibit E, replacing all outstanding amounts under that certain original promissory note (the "Original Promissory Note") in the maximum principal amount of $3,000,000, dated November 1, 1998.

                  "Share Equivalent  Transaction Value" is equal to (i) 885,714,
plus  (ii)  the  outstanding  amount  under  the  Replacement   Promissory  Note
immediately following the Closing divided by $7.00.

                  (b) On December 31, 2000 (the "Calculation Date"), Parent shall cause the Surviving Corporation to calculate MFCM, the Adjustment Percentage Ratio and the Adjustment Amount (collectively, the "Adjustment Calculations"). Within ninety (90) days following the Calculation Date, Parent shall deliver to each of the Shareholders a copy of the Adjustment Calculations, and a clear written statement setting forth with reasonable specificity the Adjustment Calculations and the values, procedures and any assumptions used in obtaining the Adjustment Calculations. The Shareholders shall have 15 days to object in writing to the Adjustment Calculations, setting forth with reasonable specificity any objections. If Shareholders holding, in the aggregate, at least 25% of the previously distributed portion of the Merger Consideration do not object prior to the expiration of such 15 day period, then the Adjustment Calculations shall be binding on all parties. If Shareholders holding, in the aggregate, at least 25% of the previously distributed portion of the Merger Consideration object prior to the expiration of such 15 day period (the "Objecting Shareholders"), then all the Shareholders and Parent shall negotiate in good faith and attempt to resolve the disagreement. Should such negotiations not result in a unanimous agreement within one hundred twenty (120) days following the Calculation Date, then the matter shall be submitted to a big five independent accounting firm (other than the auditors of Parent, the Surviving Corporation, or APS at the time of such dispute) mutually acceptable to the Objecting Shareholders and Parent (a "Neutral Auditor"); provided that both Parent and the Objecting Shareholders place in escrow cash equal to one-half of the estimated fees of the Neutral Auditor pending the outcome of the disagreement. If the Objecting Shareholders and Parent are unable to agree on the Neutral Auditor, then the Objecting Shareholders and Parent shall request the American Arbitration Association to appoint the Neutral Auditor. The Neutral Auditor will deliver to all of the Shareholders and Parent a written determination (such determination to include a worksheet setting forth all material calculations used in arriving at such determination) of the disputed items within sixty (60) days of receipt of the disputed items, which determination shall be final, binding and conclusive. If the Neutral Auditor's determination of the Adjustment Amount multiplied by $7 (the "Dollar Adjustment Amount") is within $25,000 of Parent's calculation of the Dollar Adjustment Amount (whether the difference is positive or negative), all fees and expenses relating to appointment of the Neutral Auditor and the work, if any, to be performed by the Neutral Auditor will be borne by the Objecting Shareholders (or, if APS is one of the Objecting Shareholders, by APS). If the difference between the Neutral Auditor's determination of the Dollar Adjustment Amount and Parent's calculation of the Dollar Adjustment Amount is greater than $25,000, but less than or equal to $100,000 (whether the difference is positive or negative), all fees and expenses relating to appointment of the Neutral Auditor and the work, if any, to be performed by the Neutral Auditor will be borne half by the Objecting Shareholders (or, if APS is one of the Objecting Shareholders, by APS) and half by Parent. If the difference between the Neutral Auditor's determination of the Dollar Adjustment Amount and Parent's calculation of the Dollar Adjustment Amount is greater than $100,000 (whether the difference is positive or negative), all fees and expenses relating to appointment of the Neutral Auditor and the work, if any, to be performed by the Neutral Auditor will be borne exclusively by Parent. The Adjustment Calculations in this Section 3.2 are made independent of the ownership of the Surviving Corporation after Closing.

                  (c) Upon the  later to occur of (i) June 30,  2001 or (ii) ten
(10) days following agreement on or delivery of the final, binding and conclusive Adjustment Calculations (the "Distribution Date"), Parent shall promptly distribute to the Shareholders from escrow that number of Retained Shares equal to (i) the agreed upon or conclusively determined Adjustment Amount (which may be positive or negative), plus (ii) 30% of the Share Equivalent Transaction Value (collectively, the amounts in clauses (i) and (ii) are referred to as the "Earnout Distribution"), minus (iii) all Final Suspended Indemnified Amounts and Pending Indemnified Amounts (as such terms are defined in Section 10.4) that are or may become payable by the Shareholders, in each case divided by 7; provided, however, that in no event may the sum of clauses
(i) through (iii) be negative and; provided, further, that if any Shareholder exchanges shares of Parent Common Stock to APS prior to the Distribution Date pursuant to the terms of the Share Exchange Agreements (as hereinafter defined), APS shall be entitled to receive the Shareholder's proportionate share of the Retained Shares. Any and all of the Retained Shares that are not distributed to the Shareholders on the Distribution Date shall be distributed to Parent, except for that number of Retained Shares which may reasonably be necessary to satisfy Pending Indemnified Amounts (such shares to be distributed to the appropriate party or parties upon final determination of the Pending Indemnified Amounts).

                  (d) All share amounts and related share values referred to in this Section shall be appropriately adjusted upon the occurrence of any of the events described in Section 3.1(d).

         Section 3.3. Anti-Dilution. If, during the Determination Period, Parent issues any one or more voting equity securities, or any other securities convertible into or exchangeable for any voting equity securities (the "New Securities"), at a price (the "Dilution Price") of less than $7.00 per share, then promptly thereafter Parent shall issue to the Shareholders the number of additional shares of Parent Common Stock, without requiring or receiving any consideration therefore (the "Anti-Dilution Shares"), equal to (a) the number of shares of Merger Consideration multiplied by 7 and divided by the Dilution Price, minus (b) the number of shares of Merger Consideration. In determining the price at which New Securities have been issued, the per share cash amount received by Parent in return for the New Securities shall be used, or, if the issuance was not wholly for cash, the per share value expressly assigned in any document or agreement governing the issuance shall be used, or, if no such document or agreement exists, the per share value determined in good faith by the Board of Directors of Parent shall be used. For purposes of this calculation, if Parent issues New Securities for less than $5.00, the Dilution Price shall be deemed to equal $5.00 per share. Seventy percent (70%) of the Anti-Dilution Shares shall be issued to the Shareholders on a pro rata basis according to the amount of Merger Consideration received by each Shareholder. Thirty percent (30%) of the Anti-Dilution Shares shall be retained as part of the Retained Shares and distributed in accordance with Sections 3.2 and 10.1 hereof. All share amounts and related share values referred to in this Section shall be appropriately adjusted upon the occurrence of any of the events described in Section 3.1(d).

         Section 3.4. Exchange of Certificates. Immediately after the Effective Time, Parent will deliver to each Shareholder the Merger Consideration due to the Shareholder, upon surrender by the Shareholder of a certificate or certificates which immediately prior to the Effective Time represented outstanding shares of Company Common Stock (the "Certificates") for cancellation together with such other customary documents as may be required.

         Section 3.5. Stock Transfer Books. At the Effective Time, the stock transfer books of the Company shall be closed, and there shall be no further registration of transfers of the Company Common Stock thereafter on the records of the Company.

         Section 3.6. No Further Ownership Rights in Company Common Stock. The Merger Consideration delivered upon the surrender for exchange of shares of Company Common Stock in accordance with the terms hereof shall be deemed to have been issued in full satisfaction of all rights pertaining to such shares of Company Common Stock, and there shall be no further registration of transfers on the records of the Surviving Corporation of shares of Company Common Stock which were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to the Surviving Corporation for any reason, they shall be canceled.

         Section 3.7. Tax and Accounting Consequences. It is intended by the parties hereto that the Merger shall constitute a reorganization within the meaning of Section 368 of the Code. The parties hereto hereby adopt this Agreement as a "plan of reorganization" within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the United States Treasury Regulations.

         Section 3.8. Taking of Necessary Action; Further Action. Each of Parent, Merger Sub and the Company will take all such reasonable and lawful action as may be necessary or appropriate in order to effectuate the Merger in accordance with this Agreement as promptly as possible. If, at any time after the Effective Time, any such further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full right, title and possession to all assets, property, rights, privileges, powers and franchises of the Company and Merger Sub, the officers and directors of the Company and Merger Sub in office immediately prior to the Effective Time are fully authorized in the name of their respective corporations or otherwise to take, and will take, all such lawful and necessary action.

         Section 3.9. Closing. The closing (the "Closing") of the transactions contemplated by this Agreement shall take place at a location mutually agreeable to Parent and the Company in Houston, Texas, as promptly as practicable (but in any event within five (5) business days) following the date on which the last of the conditions set forth in Article VIII is fulfilled or waived, or at such other time and place as Parent and the Company shall agree in writing. The date on which the Closing occurs is referred to in this Agreement as the "Closing Date."

                                   ARTICLE IV

                               REPRESENTATIONS AND

                       WARRANTIES OF PARENT AND MERGER SUB

         Parent and Merger Sub each represent and warrant to the Company as follows:

         Section 4.1. Organization and Qualification. Each of Parent and Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and has the requisite corporate power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being conducted. Parent is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the properties owned, leased, or operated by it or the nature of the business conducted by it makes such qualification necessary, except where the failure to be so qualified and in good standing would not have, or could not reasonably be anticipated to have, individually or in the aggregate, a Material Adverse Effect (as defined in Exhibit A). True, accurate and complete copies of each of Parent's and Merger Sub's Certificate of Incorporation and Bylaws, each as amended and in effect on the date hereof, have heretofore been delivered to the Company. Merger Sub has not commenced business since its incorporation. Merger Sub is not a party to or subject to any agreement or other instrument, other than its Certificate of Incorporation, Bylaws, this Agreement and any other agreements related to the Merger. Merger Sub does not own any assets (tangible or intangible) other than the assets set forth on Schedule 4.1 attached hereto and Merger Sub does not have any liabilities, accrued, contingent or otherwise (known or unknown, asserted or unasserted).

         Section 4.2.  Capitalization.

                  (a) The authorized capital stock of Parent consists of 50,000,000 shares of Parent Common Stock, 271,470 shares of Series A Redeemable Common Stock, par value $.01 per share ("Redeemable Common Stock"), and 10,000,000 shares of Preferred Stock, par value $.01 per share ("Parent
Preferred Stock"). As of July 31, 1999, there were 600,897 shares of Parent Common Stock issued and outstanding and 3,000,000 shares of Parent Preferred Stock issued and outstanding, all of which will be free and clear of all security interests, claims, liens or other encumbrances of any nature whatsoever. Each issued and outstanding share of Parent Common Stock and Parent Preferred Stock has been legally and validly issued and is fully paid and nonassessable. As of the date hereof, except as set forth in Schedule 4.2(a), no shares of capital stock of Parent are owned by Parent in treasury.

                  (b) Except as set forth in Section 4.2(a), and except as set forth on Schedule 4.2(b), as of the date hereof, there are not outstanding (i) any (A) shares of capital stock or other voting securities of Parent, (B) securities of Parent convertible into or exchangeable for shares of capital stock or other voting securities of Parent, (C) equity equivalents, interests in the ownership or earnings, or other similar rights of or with respect to Parent,
(D) except for the obligations pursuant to this Agreement, subscriptions, options, calls, contracts, commitments, understandings, restrictions, arrangements, rights or warrants, including any right of conversion or exchange under any outstanding security, debenture, instrument or other agreement, obligating Parent to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of the capital stock of Parent or obligating the Parent to grant, extend or enter into any such agreement or commitment, (ii) any obligations of Parent to repurchase, redeem or otherwise acquire any securities referred to in clauses (A) through (D) above, or (iii) any preemptive rights, rights of first refusal, stock rights, co-sale or take along rights, or registration rights with respect to any securities referred to in clauses (A) through (D) above. Except as set forth on Schedule 4.2(b), to Parent's knowledge, there are no voting trusts, proxies or other agreements or understandings to which Parent or, to Parent's knowledge, any shareholder is a party or is bound with respect to the voting of any shares of capital stock of Parent. Parent shall have available to it at the Effective Time sufficient shares of duly authorized Parent Common Stock to issue in exchange for the outstanding Company Common Stock to be converted in the Merger pursuant to
Article III. Copies of the Certificate of Incorporation (certified by the Secretary of State of Delaware) and Bylaws (certified by the Secretary of Parent) of Parent, heretofore delivered to the Company, are true, correct and complete and reflect all amendments thereto as of the date hereof.

                  (c) The authorized capital stock of Merger Sub consists of 1,000 shares of common stock, par value $.01 per share, of which 100 shares are outstanding. All the outstanding shares of capital stock of Merger Sub are owned directly by Parent.

                  (d) The Parent Common Stock to be issued to the Shareholders or placed in escrow pursuant to this Agreement, when issued and delivered by Parent or placed in escrow in accordance with the provisions of this Agreement, will be validly issued and fully paid and nonassessable. Any and all preemptive rights (whether arising contractually or otherwise), or similar rights to subscribe for or acquire additional common stock, that are exercisable upon or are triggered by the issuance of Parent Common Stock under this Agreement have been waived in writing by the respective holders of such rights.

         Section 4.3. Subsidiaries. Except as set forth on Schedule 4.3, Parent does not have any Subsidiaries other than Merger Sub, nor does Parent hold any equity interest in or control (directly or indirectly, through the ownership of securities, by contract, by proxy, alone or in combination with others, or otherwise) any corporation, limited liability company, partnership, business organization or other Person. Schedule 4.3 sets forth the nature of Parent's ownership interest (by number of class of securities or other interests) in each of Parent's Subsidiaries.

         Section 4.4.  Authority; Non-Contravention; Approvals.

                  (a) Parent and Merger Sub each have full corporate power and authority to execute and deliver this Agreement and, subject to the Parent Required Statutory Approvals (as defined in Section 4.4(c)), to consummate the transactions contemplated hereby. This Agreement has been approved by the Boards of Directors of both Parent and Merger Sub and by Parent as the sole shareholder of Merger Sub, and no other corporate proceedings on the part of Parent, Merger Sub or either of their shareholders is necessary to authorize the execution and delivery of this Agreement or the consummation by Parent and Merger Sub of the transactions contemplated hereby. This Agreement has been duly executed and delivered by each of Parent and Merger Sub, and, assuming the due authorization, execution and delivery hereof by the Company, constitutes a valid and legally binding agreement of each of Parent and Merger Sub enforceable against each of them in accordance with its terms, except that such enforcement may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors' rights generally and (ii) general equitable principles.

                  (b) The execution and delivery of this Agreement by each of Parent and Merger Sub and the consummation by each of Parent and Merger Sub of the transactions contemplated hereby in accordance with the terms hereof do not and will not violate or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of Parent or any of its Subsidiaries under any of the terms, conditions or provisions of (i) the respective charters or bylaws of Parent or any of its Subsidiaries, (ii) any statute, law, ordinance, rule, regulation, judgment, decree, order, injunction, writ, permit or license of any court or Governmental Authority applicable to Parent or any of its Subsidiaries or any of their properties or assets (assuming compliance with the matters referred to in Section 4.4(c)) or (iii) any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, concession, contract, lease or other instrument, obligation or agreement of any kind to which Parent or any of its Subsidiaries is now a party or by which Parent or any of its Subsidiaries or any of their respective properties or assets may be bound or affected except, in the case of clauses (ii) and (iii), for matters as would not have, or could not reasonably be anticipated to have, individually or in the aggregate, a Material Adverse Effect or materially impair the ability of Parent and Merger Sub to consummate the transactions contemplated by this Agreement.

                  (c) Except for the making of the Merger Filings in connection with the Merger (the "Parent Required Statutory Approvals"), no declaration, filing or registration with, or notice to, or authorization, consent or approval of, any governmental or regulatory body or authority (including, without limitation, federal and state securities' regulatory bodies) is necessary for the execution and delivery of this Agreement by Parent or Merger Sub or the consummation by Parent or Merger Sub of the transactions contemplated hereby, other than such declarations, filings, registrations, notices, authorizations, consents or approvals which, if not made or obtained, as the case may be, would not, have, or could not reasonably be anticipated to have, individually or in the aggregate, a Material Adverse Effect or materially impair the ability of Parent or Merger Sub to consummate the transactions contemplated by this Agreement.

         Section 4.5. Parent Financial Information. Parent has furnished the Company with copies of the unaudited balance sheet of Parent (the "Parent Balance Sheet") as of December 31, 1998 (the "Parent's Balance Sheet Date"), and the related statements of earnings for the two (2) years then ended (collectively, the "Parent Financial Statements"), all of which are attached hereto as part of Schedule 4.5. Except as described in the Parent Financial
Statements or on Schedule 4.5, the Parent Financial Statements are true and accurate and fairly present the financial position of Parent as of the dates thereof and the results of operations of Parent for the periods then ended, in conformity with GAAP and on a basis consistent with prior periods. Except as described on Schedule 4.5, all interim Parent Financial Statements provided to the Company are true and accurate and fairly present or will present, as the case may be, the financial position of Parent as of the dates thereof and the results of operation of Parent for the periods then ended on a basis consistent with prior periods.

         Section 4.6. Absence of Undisclosed Liabilities. Except as disclosed in
Schedule 4.6, Parent has not incurred any liabilities or obligations (whether absolute, accrued, contingent or otherwise) of any nature, except liabilities, obligations or contingencies (i) which are accrued or reserved against the Parent Financial Statements or (ii) which were incurred after December 31, 1998, and were incurred in the ordinary course of business and consistent with past practices.

         Section 4.7. Absence of Certain Changes or Events. Other than as contemplated by this Agreement or as set forth on Schedule 4.7, Parent has not, since the date of the Parent's Balance Sheet Date:

                           (i) incurred any material obligation or liability (absolute, accrued, contingent, insured or otherwise), except in connection with the performance of this Agreement, other than in the ordinary course of business;

                           (ii) discharged or satisfied any material lien or encumbrance, or paid or satisfied any material obligation or liability (absolute, accrued, contingent, insured or otherwise) other than (1) liabilities shown or reflected on the Parent Balance Sheet or (2) liabilities incurred since the date of the Parent Balance Sheet in the ordinary course of business;

                           (iii) increased or established any reserve for taxes or any other liability on its books or otherwise provided therefor, except as may have been required due to ordinary income or operations of Parent since the date of the Parent Balance Sheet;

                           (iv) mortgaged, pledged or subjected to any lien, charge or other encumbrance any of the assets of Parent, tangible or intangible, other than in the ordinary course of business;

                           (v) sold or transferred any of the assets of Parent, or, to Parent's knowledge cancelled any debts or claims or waived any rights, other than in the ordinary course of business;

                           (vi) granted any general or uniform increase in the rates of pay of employees or any substantial increase in salary payable or to become payable by Parent to any officer or employee, consultant or agent (other than normal merit increases) or, by means of any bonus or pension plan, contract or other commitment, increased the compensation of any officer, employee, consultant or agent, other than in the ordinary course of business;

                           (vii) except for the purchase of 230 shares of Parent Common Stock which were placed in the Treasury and the redemption of the Redeemable Common Stock, made any declaration setting aside or payment of dividends or other distributions on or in respect of shares of the capital stock of Parent, or any direct or indirect redemption, retirement, purchase or other acquisition by Parent of any such shares;

                           (viii) changed the accounting methods followed by Parent;

                           (ix) terminated (except through performance) or, to Parent's knowledge, received notice of termination of any material agreement or commitment;

                           (x) authorized any capital expenditures other than in the ordinary course of business;

                           (xi) except for this Agreement and any other agreement executed and delivered pursuant to this Agreement, entered into any material transaction other than in the ordinary course of business;

                           (xii) to the Parent's knowledge,  experienced damage,
         destruction or loss (whether or not covered by insurance) materially and adversely affecting any of its properties, assets or business, or experienced any other material adverse change in its financial condition, assets, liabilities or business; or

                          (xiii) entered into any agreement to do or resulting in any of the foregoing.

         Section 4.8. Litigation. Except as set forth on Schedule 4.8 and except for malpractice claims that have not been disclosed to Parent but are asserted or may be asserted against the Parent Existing Practices, there are no claims, actions, suits, proceedings (arbitration or otherwise) or investigations pending or, to the knowledge of Parent or Merger Sub, threatened against Parent, Merger Sub or the Parent Existing Practices (as hereinafter defined), at law or in equity, in any court or before or by any Governmental Authority, and, to the knowledge of Parent or Merger Sub, there are no, and have not been any, facts, conditions or incidents that are reasonably likely to result in any such actions, suits, proceedings (arbitration or otherwise) or investigations. To the knowledge of Parent and Merger Sub, neither Parent nor Merger Sub is in default in respect of any judgment, order, writ, injunction or decree of any court or other Governmental Authority. Except as set forth on Schedule 4.8, to the knowledge of Parent and Merger Sub, there have been no disciplinary, revocation or suspension proceedings or similar types of claims, actions or proceedings, hearings or investigations against Parent, Merger Sub or the Parent Existing Practices, and neither Parent nor Merger Sub know of any facts, conditions or incidents that may result in any such proceedings, claims, actions, hearings or investigations.

         Section 4.9. Accounts Receivable. The Parent Balance Sheet reflects the amount, as of the Parent Balance Sheet Date and determined in conformity with GAAP and on a basis consistent with the past practices employed by Parent, of Parent's current accounts receivable, net of contractual adjustments arising out of third-party payor arrangements and allowances for bad debts ("Parent Accounts Receivable"). Schedule 4.9 reflects the amount of Parent Accounts Receivable as of April 30, 1999. Except as set forth on Schedule 4.9, the Parent Accounts Receivable (i) are valid, binding and legally enforceable obligations and are owned by Parent free and clear of all liens and encumbrances and (ii) will not, to Parent's knowledge, be subject to any offset, counterclaim or other adverse claim or defense, except for contractual adjustments arising out of third party payor arrangements. The Parent Accounts Receivable arose in the ordinary course of business consistent with past practices. Since December 31, 1998, Parent has not change any principle or practice with respect to the recordation of accounts receivable, or any material collection, discount or write-off policy or procedure, and Parent has not sold or transferred any Parent Accounts Receivable. To Parent's knowledge, Parent is in substantial compliance with the terms and conditions of such third-party payor arrangements.

         Section 4.10.  No Violation of Law; Compliance with Agreements.


                  (a) To the Parent's knowledge, Parent is not in violation of and has not been given notice or been charged with any violation of, any law, statute, order, rule, regulation, ordinance or judgment (including, without limitation, any applicable Environmental Law, the Occupational Safety and Health Act, the Americans with Disabilities Act and state and federal escheat laws) of any governmental or regulatory body or authority. To the Parent's knowledge, no investigation or review by any governmental or regulatory body or authority is pending or threatened, nor has any governmental or regulatory body or authority indicated an intention to conduct the same. Parent and the Parent Existing Practices have all permits (including without limitation Environmental Permits), licenses, franchises, variances, exemptions, orders and other governmental authorizations, consents and approvals required or necessary to conduct its business as presently conducted (collectively, the "Parent Permits"). To the Parent's knowledge, Parent and the Parent Existing Practices are not in violation of the terms of any Parent Permit. All such permits, licenses, orders and approvals are in full force and effect, and no suspension or cancellation of any of them is pending or, to the knowledge of Parent, threatened. Except as set forth on Schedule 4.10, none of such permits, licenses, orders or approvals, and no application for any of such permits, licenses, orders or approvals will be adversely affected by the consummation of the transactions contemplated by this Agreement. Parent and the Parent Existing Practices have not been disciplined, sanctioned or excluded from the Medicare program and have not been subject to any plan of correction imposed by any professional review body.

                  (b) To the Parent's knowledge, Parent is not in breach or violation of or in default in the performance or observance of any term or provision of, and no event has occurred which, with lapse of time or action by a third party, could result in a default under, (a) the charter, bylaws or similar organizational instruments of Parent or (b) any contract, commitment, agreement, indenture, mortgage, loan agreement, note, lease, bond, license, approval or other instrument to which Parent is a party or by which it is bound or to which any of its property is subject.

         Section 4.11. Insurance. Schedule 4.11 hereto sets forth a list of all insurance policies owned by Parent or Merger Sub or by which Parent or Merger Sub or either of their properties or assets are covered against present losses, all of which are now in full force and effect. No insurance has been refused with respect to any operations, properties or assets of Parent or Merger Sub nor has coverage of any insurance been limited by any insurance carrier that has carried, or received any application for, any such insurance during the last three years. No insurance carrier has denied any claims made against any of the policies listed on Schedule 4.11 hereto.

         Section 4.12.  Taxes.


                  (a) Except as set forth on Schedule 4.12, (i) Parent has (x) duly filed (or there has been filed on its behalf) with the appropriate taxing authorities all Tax Returns required to be filed by it on or prior to the date hereof, and (y) duly paid in full or made adequate provision therefor on its financial statements in accordance with GAAP (or there has been paid or adequate provision has been made on its behalf) for the payment of all Taxes for all periods ending through the date hereof; (ii) all such Tax Returns filed by or on behalf of Parent are true, correct and complete in all material respects; (iii) Parent is not the beneficiary of any extension of time within which to file any Tax Return; (iv) no claim has ever been made by any authority in a jurisdiction where Parent does not file Tax Returns that it is or may be subject to taxation by that jurisdiction; (v) the liabilities and reserves for Taxes reflected in the most recent balance sheet included in Parent Financial Statements to cover all Taxes for all periods ending at or prior to the date of such balance sheet have been properly determined in accordance with GAAP, and there is no material liability for Taxes for any period beginning after such date other than Taxes arising in the ordinary course of business; (vi) there are no liens for Taxes upon any property or assets of Parent, except for liens for Taxes not yet due;
(vii) Parent has not made any change in accounting methods since December 31, 1998; (viii) Parent has not received a ruling from any taxing authority or signed an agreement with any taxing authority; (ix) Parent has complied in all respects with all applicable laws, rules and regulations relating to the payment and withholding of Taxes (including, without limitation, withholding of Taxes pursuant to Sections 1441 and 1442 of the Code, as amended or similar provisions under any foreign laws) and has, within the time and the manner prescribed by law, withheld and paid over to the appropriate taxing authority all amounts required to be so withheld and paid over under all applicable laws in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder or other third party; (x) no federal, state, local or foreign audits or other administrative proceedings or court proceedings are presently pending with regard to any Taxes or Tax Returns of Parent, and, as of the date of this Agreement, Parent has not received a written notice of any pending audits or proceedings; (xi) no shareholder or director or officer (or employee responsible for Tax matters) of Parent expects any authority to assess any additional Taxes for any period for which Tax Returns have been filed; (xii) the federal income Tax Returns of Parent have not been examined by the Internal Revenue Service ("IRS"); (xiii) no adjustments or deficiencies relating to Tax Returns of Parent have been proposed, asserted or assessed by any taxing authority, except for such adjustments or deficiencies which have been fully paid or finally settled; and (xiv) Parent has delivered to the Company true, correct and complete copies of all federal income Tax Returns, examination reports, and statements of deficiencies assessed against or agreed to by Parent or Merger Sub since December 31, 1997.

                  (b) There are no outstanding requests, agreements, consents or waivers to extend the statute of limitations applicable to the assessment of any Taxes or deficiencies against Parent, and no power of attorney granted by Parent with respect to any Taxes is currently in force. Parent is not a party to any agreement providing for the allocation or sharing of Taxes. Parent has not, with regard to any assets or property held, acquired or to be acquired by it, filed a consent to the application of Section 341(f) of the Code, or agreed to have
Section 341(f)(2) of the Code apply to any disposition of a subsection (f) asset (as such term is defined in Section 341(f)(4) of the Code) owned by Parent. Parent (i) has not been a member of an affiliate group filing a consolidated federal income Tax Return (other than a group the common parent of which was Parent) and (ii) has no liability for Taxes of any person (other than any of Parent and its Subsidiaries) under Section 1.1502-6 of the United States Treasury Regulations (or any similar provision of state, local or foreign law), as a transferee or successor, by contract, or otherwise.

         Section 4.13.  Employee Benefit Plans.


                  (a) Each Parent Plan and each Parent Benefit Program (as such terms are defined below) is listed on Schedule 4.13 hereto. No Parent Plan or Parent Benefit Program is or has been (i) covered by Title IV of Employer Retirement Income Security Act of 1974, as amended ("ERISA"), (ii) subject to the minimum funding requirements of Section 412 of the Code or (iii) a "multi-employer plan" as defined in Section 3(37) of ERISA, nor has Parent contributed to, or ever had any obligation to contribute to, any multi-employer plan. Each Parent Plan and Parent Benefit Program intended to be qualified under
Section  401(a) of the Code is  designated as a  tax-qualified  plan on Schedule
4.13 and is so qualified. No Parent Plan or Parent Benefit Program provides for any retiree health benefits for any employees or dependents of Parent other than as required by COBRA (as hereinafter defined). There are no claims pending with respect to, or under, any Parent Plan or any Parent Benefit Program, other than routine claims for benefits, and there are no disputes or litigation pending or, to the knowledge of Parent, threatened, with respect to any such Parent Plans or Parent Benefit Programs.

                  (b) Each Parent Plan and Parent Benefit Program has been maintained and administered in compliance with its terms and in accordance with all applicable laws, rules and regulations. Parent has no commitment or obligation to establish or adopt any new or additional Parent Plans or Parent Benefit Programs or to increase the benefits under any existing Parent Plan or Parent Benefit Program.

                  (c) Except as set forth in Schedule 4.13, neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby will (i) result in any payment to be made by Parent, including, without limitation, severance, unemployment compensation, golden parachute (defined in Section 280G of the Code) or otherwise, becoming due to any employee of Parent, or (ii) increase any benefits otherwise payable under any Parent Plan or any Parent Benefit Program.

                  (d) For purposes of this Agreement, "Parent Benefit Program" means any plan, policy, contract, program, commitment or arrangement providing for bonuses, deferred compensation, retirement payments, profit sharing, incentive pay, commissions, hospitalization or medical expenses or insurance or any other benefits for any officer, consultant, director, annuitant, employee or independent contractor of the Parent as such or members of their families (other than directors' and officers' liability policies), whether or not insured. For purposes of this Agreement, "Company Plan" means an "employee benefit plan" (as defined in Section 3(3) of ERISA) which is or has been established or maintained, or to which contributions are or have been made, by the Parent or by any trade or business, whether or not incorporated, which, together with the Parent, is under common control, as described in Section 414(b) or (c) of the Code.

         Section 4.14.    Employee and Labor Matters.

                  (a) Except as set forth on Schedule 4.14, Parent is not a party to or bound by any written employment agreements or commitments, other than on an at-will basis. Parent is in compliance with all applicable laws respecting the employment and employment practices, terms and conditions of employment and wages and hours of its employees and is not engaged in any unfair labor practice. All employees of Parent who work in the United States are lawfully authorized to work in the United States according to federal immigration laws. There is no labor strike or labor disturbance pending or, to the knowledge of Parent, threatened against Parent with respect to the Business and, during the past five years, Parent has not experienced a work stoppage.

                  (b) Except as set forth on Schedule 4.14, (i) Parent is not a party to or bound by the terms of any collective bargaining agreement or other union contract applicable to any employee of Parent and no such agreement or contract has been requested by any employee or group of employees of Parent, nor has there been any discussion with respect thereto by management of Parent with any employees of Parent, (ii) Parent is not aware of any union organizing activities or proceedings involving, or any pending petitions for recognition of, a labor union or association as the exclusive bargaining agent for, or where the purpose is to organize, any group or groups of employees of Parent, or (iii) there is not currently pending, with regard to any of its facilities, any proceeding before the National Labor Relations Board, wherein any labor organization is seeking representation of any employees of Parent.

         Section 4.15. Environmental Matters. Without in any manner limiting any other representations and warranties set forth in this Agreement:

                  (a) Neither Parent nor any of its Business Facilities is in violation of, or has violated, or has been or is in non-compliance with, any Environmental Laws, including but not limited to in connection with the ownership, use, maintenance or operation of, or conduct of the business of Parent or any of its Business Facilities.

                  (b) Without in any manner limiting the generality of (a)above:

                           (i) Except in compliance with Environmental Laws (including, without limitation, by obtaining necessary Environmental Permits), no Materials of Environmental Concern (as defined in Exhibit
         A) have been used, generated, stored, treated, or disposed of, or in any other way released (and no release is threatened), on, under or about any Business Facility (as defined in Exhibit A) or transferred or transported to or from any Business Facility.

                           (ii) Parent and all of its Business Facilities have and have timely filed applications for renewal of all Environmental Permits and Parent and its Business Facilities are in compliance with all terms and conditions of such Environmental Permits;

                           (iii) There are no Materials of Environmental Concern on any Business Facility of Parent exceeding any standard or limitation established, published or promulgated pursuant to Environmental Laws, or which would require reporting to any Governmental Authority or Remediation to comply with Environmental Laws (as defined in Exhibit
         A);

                           (iv) To the knowledge of Parent, none of the off-site locations where Materials of Environmental Concern generated from any Business Facility of Parent or for which Parent has arranged for their disposal, treatment or application, has been nominated or identified as a facility which is subject to an existing or potential claim under Environmental Laws which could be expected to result in an Environmental Claim against Parent; and

                           (v) No current Business Facility of Parent contains any asbestos containing materials which cannot be managed in place without air monitoring, removal or encapsulation and which is not managed under and in compliance with an operations and maintenance program.

For purposes of this Section, "Parent" shall include any Entity which is, in whole or in part, a predecessor of Parent and all of its former Subsidiaries and their predecessors.

         Section  4.16.  Non-Competition  Agreements.  Except  as set  forth  on
Schedule 4.16, neither Parent nor Merger Sub is a party to any agreement which purports to restrict or prohibit either of them from, directly or indirectly, engaging in any business currently engaged in by Parent. To Parent's knowledge, none of Parent's or Merger Sub's shareholders, officers, directors, or key employees is a party to any agreement which, by virtue of such person's relationship with Parent, restricts Parent or any Subsidiary of Parent from, directly or indirectly, engaging in any of the businesses described above.

         Section 4.17. Title to Assets. Parent has good and marketable title in fee simple to all its real property and good title to all its leasehold interests and other properties, as reflected in the most recent balance sheet included in the Parent Financial Statements, except for properties and assets that have been disposed of in the ordinary course of business since the date of the latest balance sheet included therein, free and clear of all mortgages, liens, pledges, charges or encumbrances of any nature whatsoever, except (i) liens for current taxes, payments of which are not yet delinquent, (ii) such imperfections in title and easements and encumbrances, if any, as are not substantial in character, amount or extent and do not detract from the value, or interfere with the present use or marketability of the property subject thereto or affected thereby, or otherwise impair Parent's business operations (in the manner presently carried on by Parent), or (iii) any lien securing any debt or obligation described on Schedule 4.17 which is expressly referenced as being secured. To the Parent's knowledge, all leases under which Parent leases any real property have been delivered to the Company and are in good standing, valid and effective in accordance with their respective terms, and there is not, under any of such leases, any existing default or event which with notice or lapse of time or both would become a default by or on behalf of Parent or its Subsidiaries, or by or on behalf of any third party.

         Section 4.18. Contracts. Except as set forth on Schedule 4.18, Parent and Merger Sub have each performed in all material respects all of the obligations required to be performed by it under each contract, agreement, plan or commitment to which it is a party, including timely paying all interest on its debt as such interest has become due and payable. Except as set forth on
Schedule 4.18, there are no counterclaims or offsets under any of such contracts, agreements, plans or commitments.

         Section 4.19. Brokers and Finders. Parent has not entered into any contract, arrangement or understanding with any person or firm which may result in the obligation of Parent to pay any finder's fees, brokerage or agent commissions or other like payments in connection with the transactions contemplated hereby. There is no claim for payment by Parent of any investment banking fees, finder's fees, brokerage or agent commissions or other like payments in connection with the negotiations leading to this Agreement or the consummation of the transactions contemplated hereby.

         Section 4.20. Intellectual Property. Parent has rights to use, whether through ownership, licensing or otherwise, all patents, trademarks, service marks, trade names, copyrights, software, trade secrets and other proprietary rights and processes that are material to its business as now conducted (collectively the "Parent Intellectual Property Rights"). Except as set forth on
Schedule 4.20, Parent does not own any patents. Parent has no knowledge of any infringement by any other person of any of Parent Intellectual Property Rights, and Parent has not entered into any agreement to indemnify any other party against any charge of infringement of any of Parent Intellectual Property
Rights. Parent has not and does not violate or infringe any intellectual property right of any other person, and Parent has not received any communication alleging that it violates or infringes the intellectual property right of any other person. Parent has not been sued for infringing any intellectual property right of another person. There is no claim or demand of any person pertaining to, or any proceeding which is pending or, to the knowledge of Parent, threatened, that challenges the rights of Parent in respect of any Parent Intellectual Property Rights, or that claims that any default exists under any Parent Intellectual Property Rights. None of the Parent Intellectual Property Rights is subject to any outstanding order, ruling, decree, judgment or stipulation by or with any court, tribunal, arbitrator, or other Governmental Authority.

         Section 4.21. Relationships. Except as set forth on Schedule 4.21, since January 1, 1998, Parent has not received notice from any customer, supplier or any party to any Contract involving more than $50,000 annually with Parent (each a "Parent Contract Party") that such customer, supplier or Parent Contract Party intends to discontinue doing business with Parent, and since such date, no customer, supplier or Parent Contract Party, has indicated any intention (a) to terminate its existing business relationship with Parent or (b) not to continue its business relationship with Parent, whether as a result of the transactions contemplated hereby or otherwise. Except for the reorganization of Parent on October 31, 1997, Parent has not entered into or participated in any related party transaction during the past three years.

         Section 4.22. Certain Payments. Neither Parent nor, to the Parent's knowledge, any shareholder, officer, director or employee of Parent has paid or received or caused to be paid or received, directly or indirectly, in connection with the business of Parent (a) any bribe, kickback or other similar payment to or from any domestic or foreign government or agency thereof or any other person or (b) any contribution to any domestic or foreign political party or candidate (other than from personal funds of such shareholder, officer, director or employee not reimbursed by Parent or as permitted by applicable law).

         Section 4.23. Books and Records. The corporate minute books and other corporate records of Parent are correct and complete in all material respects and the signatures appearing on all documents contained therein are the true signatures of the person purporting to have signed the same. All actions reflected in said books and records were duly and validly taken in compliance with the laws of the applicable jurisdiction and no meeting of the board of directors of Parent or any committee thereof has been held for which minutes have been prepared and are not contained in the minute books. To the extent that they exist, all personnel files, reports, strategic planning documents, financial forecasts, accounting and tax records and all other records of every type and description that relate to the business of Parent have been prepared and maintained in accordance with good business practices and applicable laws and regulations. All such books and records are located in the offices of Parent or Parent Existing Practices.

         Section 4.24. Condition and Sufficiency of Assets. Except for certain practice management software, firmware, microprocessing chips and other data processing devices and services which are in the process of being replaced, all buildings, improvements and equipment owned or leased by Parent are structurally sound, are in good operating condition and repair (subject to normal wear and tear) and are adequate for the uses to which they are being put, and none of such buildings, improvements or equipment is in need of maintenance or repairs except for ordinary, routine maintenance and repairs that are not material in nature or cost.

         Section 4.25. Offering. Subject to the truth and accuracy of the Investors' Certificates to be delivered by the Shareholders at Closing, the offer and issuance of the Parent Common Stock as contemplated by this Agreement is exempt from the registration requirements of the Securities Act and state securities' laws, and neither Parent nor any agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.

         Section 4.26. Staff Privileges. Each of the Parent Existing Practices has staff privileges at one or more hospitals, and such staff privileges have not been revoked, surrendered, suspended or terminated, and except for routine recredentialing procedures, there are no disciplinary actions or other proceedings pending or threatened that may result in any revocation, surrender, suspension or termination of such staff privileges. In addition, to Parent's knowledge, there are no, and have not been, any facts, conditions or incidents that may result in any revocation, surrender, suspension or termination of such staff privileges.

         Section 4.27. Fraud and Abuse. To the knowledge of Parent, Parent and all individual physician practices which Parent manages as of the Closing Date (the "Parent Existing Practices") have not engaged in any activities which are prohibited under ss.1320a-7b of Title 42 of the United States Code or the regulations promulgated thereunder, or related state or local statutes or regulations, or which are prohibited by rules of professional conduct, including, but not limited to, the following: (i) knowingly and willfully making or causing to be made a false statement or representation of a material fact in any application for any benefit or payment; (ii) knowingly and willfully making or causing to be made any false statement or representation of a material fact for use in determining rights to any benefit or payment; (iii) any failure by a claimant to disclose knowledge of the occurrence of any event affecting the initial or continued right to any benefit or payment on its own behalf or on behalf of another, with the intent to fraudulently secure such benefit; and (iv) knowingly and willfully soliciting or receiving any remuneration (including any kickback, bribe or rebate) directly or indirectly, overtly or covertly, in cash or in kind, or offering to pay or receive such remuneration (A) in return for referring an individual to a person for the furnishing or arranging for the furnishing of any item or service for which payment may be made in whole or in part by Medicare or Medicaid, or (B) in return for purchasing, leasing or ordering or arranging for, or recommending, purchasing, leasing or ordering any good, facility, service or item for which payment may be made in whole or in part by Medicare or Medicaid.

         Section 4.28. Medicare, Medicaid, and Other Third-Party Payor Payment Liabilities. To the knowledge of Parent, Parent and the Parent Existing Practices do not have any liabilities (i) to any third party fiscal intermediary or carrier administering any state Medicaid program or the federal Medicare program, (ii) directly to any state Medicaid or the federal Medicare program, or
(iii) to any other third party payor for the recoupment of any amounts previously paid to Parent or any predecessor to Parent by any such third-party fiscal intermediary, carrier, Medicaid program, Medicare program, or third party payor which exceed, individually or in the aggregate, $100,000. There are no pending or, to the actual knowledge of Parent, threatened actions by any third party fiscal intermediary or carrier administering any state Medicaid or the federal Medicare program, by the Department of Health and Human Services, any state Medicaid agency, or any third party payor to suspend payments to Parent. Neither Parent nor any licensed employee of Parent (other than a physician in a Parent Existing Practice) has been convicted of, or pled guilty or nolo contendere to, patient abuse or negligence, or any other Medicare or Medicaid related offense, and none of the foregoing persons has committed any offense which is reasonably likely to serve as the basis for suspension or exclusion from the Medicare and Medicaid programs.

                                    ARTICLE V

                               REPRESENTATIONS AND

                            WARRANTIES OF THE COMPANY

         The Company represents and warrants to Parent and Merger Sub as follows:

         Section 5.1. Organization and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas and has the
                                       21
requisite corporate power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being conducted. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the properties owned, leased, or operated by it or the nature of the business conducted by it makes such qualification necessary, except where the failure to be so qualified and in good standing would not have, or could not reasonably be anticipated to have, individually or in the aggregate, a Material Adverse Effect. True, accurate and complete copies of the Company's Articles of Incorporation and Bylaws, each as amended and in effect on the date hereof, have heretofore been delivered to Parent.

         Section 5.2.  Capitalization.

                  (a) The authorized capital stock of the Company consists of 51,000,000 shares of capital stock, being 50,000,000 of $0.001 par value common stock and 1,000,000 of $0.001 par value serial senior preferred stock. As of the date of this Agreement there are, and as of Closing there will be, 2,920,440 shares of Company Common Stock issued and outstanding and no other shares of capital stock of the Company issued and outstanding. All of such issued and outstanding shares of Company Common Stock are validly issued and are fully paid, nonassessable and free of preemptive rights and are free and clear of all restrictions, liens, claims and encumbrances. No Subsidiary of the Company holds any shares of the capital stock of the Company.

                  (b) Except as set forth in Section 5.2(a), and except as set forth on Schedule 5.2(b), as of the date hereof, there are not outstanding (i) any (A) shares of capital stock or other voting securities of the Company, (B) securities of the Company convertible into or exchangeable for shares of capital stock or other voting securities of the Company, (C) equity equivalents, interests in the ownership or earnings, or other similar rights of or with respect to the Company, (D) except for the obligations pursuant to this Agreement, subscriptions, options, calls, contracts, commitments, understandings, restrictions, arrangements, rights or warrants, including any right of conversion or exchange under any outstanding security, debenture, instrument or other agreement, obligating the Company or (to the knowledge of the Company) any Shareholder to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of the capital stock of the Company or obligating the Company or (to the knowledge of the Company) any Shareholder to grant, extend or enter into any such agreement or commitment, (ii) obligations of the Company or (to the knowledge of the Company) any Shareholder to repurchase, redeem or otherwise acquire any securities referred to in clauses
(A) through (D) above, or (iii) any preemptive rights, rights of first refusal, stock rights, co-sale or take along rights, or registration rights with respect to any securities referred to in clauses (A) through (D) above. Except as set forth on Schedule 5.2(b), there are no voting trusts, proxies or other agreements or understandings to which the Company or (to the knowledge of the Company) any Shareholder is a party or is bound with respect to the voting of any shares of capital stock of the Company.

         Section 5.3. Subsidiaries. Company does not have any Subsidiaries, nor does the Company hold any equity interest in or control (directly or indirectly, through the ownership of securities, by contract, by proxy, alone or in combination with others, or otherwise) any corporation, limited liability company, partnership, business organization or other Person.

         Section 5.4.  Authority; Non-Contravention; Approvals.

                  (a) The Company has full corporate power and authority to execute and deliver this Agreement and, subject to the Company Required Statutory Approvals (as defined in Section 5.4(c)), to consummate the transactions contemplated hereby. This Agreement has been approved by the Board of Directors of the Company and the Shareholders, and no other corporate proceedings on the part of the Company or the Shareholders are necessary to authorize the execution and delivery of this Agreement or the consummation by the Company of the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Company, and, assuming the due authorization, execution and delivery hereof by Parent and Merger Sub, constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except that such enforcement may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors' rights generally and (ii) general equitable principles.

                  (b) The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby in accordance with the terms hereof do not and will not, to the Company's knowledge, violate or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company under any of the terms, conditions or provisions of (i) the Articles of Incorporation or Bylaws of the Company, (ii) any statute, law, ordinance, rule, regulation, judgment, decree, order, injunction, writ, permit or license of any court or Governmental Authority applicable to the Company, or any of its respective properties or assets (assuming compliance with the matters referred to in Section 5.4(c)), or
(iii) any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, concession, contract, lease or other instrument, obligation or agreement of any kind to which the Company is now a party or by which the Company or any of its respective properties or assets may be bound or affected except, in the case of clauses (ii) and (iii), for matters as would not have, or could not reasonably be anticipated to have, individually or in the aggregate, a Material Adverse Effect or materially impair the ability of the Company to consummate the transactions contemplated by this Agreement.

                  (c)  Except  for the Merger  Filings  in  connection  with the
Merger (the "Company Required Statutory Approvals"), no declaration, filing or registration with, or notice to, or authorization, consent or approval of, any governmental or regulatory body or authority (including, without limitation, federal and state securities' regulatory bodies) is necessary for the execution and delivery of this Agreement by the Company and the Shareholders or the consummation by the Company and the Shareholders of the transactions contemplated hereby, other than such declarations, filings, registrations, notices, authorizations, consents or approvals which, if not made or obtained, as the case may be, would not have, or could not reasonably be anticipated to have, individually or in the aggregate, a Material Adverse Effect or materially impair the ability of the Company to consummate the transactions contemplated by this Agreement.

         Section 5.5. Company Financial Information. The Company has furnished Parent with copies of the unaudited balance sheet (the "Company Balance Sheet") of the Company as of December 31, 1998 (the "Company's Balance Sheet Date"), and the related statements of earnings for the two (2) years then ended (collectively, the "Company Financial Statements"), all of which are attached hereto as part of Schedule 5.5. Except as described on Schedule 5.5, the Company's Financial Statements are true and accurate and fairly present the financial position of the Company as of the dates thereof and the results of operations of the Company for the periods then ended, in conformity with GAAP and on a basis consistent with prior periods, except as otherwise noted therein. Except as described on Schedule 5.5, all interim Financial Statements provided to the Parent are true and accurate and fairly present or will present, as the case may be, the financial position of the Company as of the dates thereof and the results of operation of the Company for the periods then ended on a basis consistent with prior periods.

         Section 5.6. Absence of Undisclosed Liabilities. Except as disclosed in
Schedule 5.6, the Company has not incurred any liabilities or obligations (whether absolute, accrued, contingent or otherwise) of any nature, except liabilities, obligations or contingencies (i) which are accrued or reserved against the Company Financial Statements or (ii) which were incurred after December 31, 1998, and were incurred in the ordinary course of business and consistent with past practices.

         Section 5.7. Absence of Certain Changes or Events. Other than as contemplated by this Agreement or as set forth on Schedule 5.7, the Company has not, since the Company Balance Sheet Date:

                           (i) incurred any material obligation or liability (absolute, accrued, contingent, insured or otherwise), except in connection with the performance of this Agreement, other than in the ordinary course of business;

                           (ii) discharged or satisfied any material lien or encumbrance, or paid or satisfied any material obligation or liability (absolute, accrued, contingent, insured or otherwise) other than (1) liabilities shown or reflected on the Company Balance Sheet or (2) liabilities incurred since the date of the Company Balance Sheet in the ordinary course of business;

                           (iii) increased or established any reserve for taxes or any other liability on its books or otherwise provided therefor, except as may have been required due to ordinary income or operations of the Company since the date of the Company Balance Sheet;

                           (iv) mortgaged, pledged or subjected to any lien, charge or other encumbrance any of the assets of the Company, tangible or intangible, other than in the ordinary course of business;

                           (v) sold or transferred any of the assets of the Company or, to the Company's knowledge, cancelled any debts or claims or waived any rights, other than in the ordinary course of business;

                           (vi) granted any general or uniform increase in the rates of pay of employees or any substantial increase in salary payable or to become payable by the Company to any officer or employee, consultant or agent (other than normal merit increases) or, by means of any bonus or pension plan, contract or other commitment, increased the compensation of any officer, employee, consultant or agent, other than in the ordinary course of business;

                           (vii) made any declaration, setting aside or payment of dividends or other distributions on or in respect of shares of the capital stock of the Company, or any direct or indirect redemption, retirement, purchase or other acquisition by the Company of any such shares;

                           (viii) changed the accounting methods followed by the Company;

                           (ix) terminated (except through performance) or, to the Company's knowledge, received notice of termination of any material agreement or commitment;

                           (x) authorized any capital expenditures other than in the ordinary course of business;

                           (xi) except for this Agreement and any other agreement executed and delivered pursuant to this Agreement, entered into any material transaction other than in the ordinary course of business;

                           (xii) to the Company's knowledge, experienced damage,
         destruction or loss (whether or not covered by insurance) materially and adversely affecting any of its properties, assets or business, or experienced any other material adverse change in its financial condition, assets, liabilities or business; or

                           (xiii)   entered into any agreement to do or
         resulting in any of the foregoing.

         Section 5.8. Litigation. Except as set forth on Schedule 5.8, and except for malpractice claims that have not been disclosed to the Company but are asserted or may be asserted against the Company Existing Practices, there are no claims, actions, suits, proceedings (arbitration or otherwise) or investigations pending or, to the Company's knowledge, threatened against the

Company or the Company Existing Practices, at law or in equity, in any court or before or by any Governmental Authority, and, to the Company's knowledge, there are no, and have not been any, facts, conditions or incidents that are reasonably likely to result in any such actions, suits, proceedings (arbitration or otherwise) or investigations. To the Company's knowledge, the Company and the Company Existing Practices are not in default in respect of any judgment, order, writ, injunction or decree of any court or other Governmental Authority. Except as set forth on Schedule 5.8, to the knowledge of Company, there have been no disciplinary, revocation or suspension proceedings or similar types of claims, actions or proceedings, hearings or investigations against the Company and the Company Existing Practices, and the Company does not know of any facts, conditions or incidents that may result in any such proceedings, claims, actions, hearings or investigations.

         Section 5.9. Accounts Receivable. The Company Balance Sheet reflects the amount, as of the Company Balance Sheet Date and determined in conformity with GAAP and on a basis consistent with the past practices employed by the Company, of the Company's and the Company Existing Practices current accounts receivable, net of contractual adjustments arising out of third-party payor arrangements and allowances for bad debts ("Company Accounts Receivable").
Schedule 5.9 reflects the amount of Company Accounts Receivable as of June 30, 1999. For all Company Accounts Receivable reflected on the Company Balance Sheet there is a corresponding accounts receivable owed to the Company. As of the Closing Date, (i) the Company knows of no reason that the Company Accounts Receivable shall not be owned solely by the Company or (ii) the Company has a security agreement with the Company Existing Practices pursuant to which the Company Existing Practices have granted a security interest to the Company in the Company Accounts Receivable in the amounts indicated in the Company Balance Sheet which represent amounts owed from the Company Existing Practices for services previously rendered. Except as set forth on Schedule 5.9, the Company Accounts Receivable (i) are valid, binding and legally enforceable obligations and are, subject to the preceding sentence, owned by the Company (or, prior to the Closing Date, the Company Existing Practices) free and clear of all liens and encumbrances, (ii) will not, to the Company's knowledge, be subject to any offset, counterclaim or other adverse claim or defense, except for contractual adjustments arising out of third party payor arrangements, and (iii) may, to the extent permitted by law, be sold and transferred to the Parent. The Company Accounts Receivable arose in the ordinary course of business consistent with past practices. The Company maintains its accounting records in sufficient detail to substantiate the Company Accounts Receivable reflected on the Company Balance Sheet and has given and will give to Parent full and complete access to those records, including the right to make copies therefrom. Since December 31, 1998, the Company has not changed any principle or practice with respect to the recordation of accounts receivable, or any material collection, discount or write-off policy or procedure, and the Company has not sold or transferred any Company Accounts Receivable. To the Company's knowledge, the Company is in substantial compliance with the terms and conditions of such third-party payor arrangements.

         Section 5.10.  No Violation of Law; Compliance with Agreements.

                  (a) To the Company's knowledge, the Company is not in violation of and has not been given notice or been charged with any violation of, any law, statute, order, rule, regulation, ordinance or judgment (including, without limitation, any applicable Environmental Law, the Occupational Safety and Health Act, the Americans with Disabilities Act and state and federal escheat laws) of any governmental or regulatory body or authority. To the Company's knowledge, no investigation or review by any governmental or regulatory body or authority is pending or threatened, nor has any governmental or regulatory body or authority indicated an intention to conduct the same.

                  (b) Except as disclosed on Schedule 5.10(b), to the Company's knowledge, the Company is not in breach or violation of or in default in the performance or observance of any term or provision of, and no event has occurred which, with lapse of time or action by a third party, could result in a default under, (a) the charter, bylaws or similar organizational instruments of the Company or (b) any contract, commitment, agreement, indenture, mortgage, loan agreement, note, lease, bond, license, approval or other instrument to which the Company is a party or by which it is bound or to which any of its property is subject.

                  (c) The Company and the Company Existing Practices have all permits (including without limitation Environmental Permits), licenses, franchises, variances, exemptions, orders and other governmental authorizations, consents and approvals required or necessary to conduct its business as presently conducted (collectively, the "Company Permits"). To the Company's knowledge, the Company and the Company Existing Practices are not in violation of the terms of any Company Permit. All such permits, licenses, orders and approvals are in full force and effect, and no suspension or cancellation of any of them is pending or, to the knowledge of the Company, threatened. None of such permits, licenses, orders or approvals, and no application for any of such permits, licenses, orders or approvals will be adversely affected by the consummation of the transactions contemplated by this Agreement. The Company and (to the knowledge of the Company) the Company Existing Practices have not been disciplined, sanctioned or excluded from the Medicare program and have not been subject to any plan of correction imposed by any professional review body.

         Section 5.11. Insurance. Schedule 5.11 hereto sets forth a list of all insurance policies owned by the Company or by which the Company or any of its properties or assets is covered against present losses, all of which are now in full force and effect. No insurance has been refused with respect to any operations, properties or assets of the Company nor has coverage of any insurance been limited by any insurance carrier that has carried, or received any application for, any such insurance during the last three years. No insurance carrier has denied any claims made against any of the policies listed on Schedule 5.11 hereto.

         Section 5.12.  Taxes.

                  (a) Except as set forth on Schedule  5.12, (i) the Company has
(x) duly filed (or there has been filed on its behalf) with the appropriate taxing authorities all Tax Returns, required to be filed by it on or prior to the date hereof, and (y) duly paid in full or made adequate provision therefor on its financial statements in accordance with GAAP (or, except as set forth on Schedule 5.12, there has been paid or adequate provision has been made on its behalf) for the payment of all Taxes) for all periods ending through the date hereof; (ii) all such Tax Returns filed by or on behalf of the Company are true, correct and complete in all material respects; (iii) the Company is not the beneficiary of any extension of time within which to file any Tax Return; (iv) no claim has ever been made by any authority in a jurisdiction where the Company does not file Tax Returns that it is or may be subject to taxation by that jurisdiction; (v) the liabilities and reserves for Taxes reflected in the most recent balance sheet included in the Company Financial Statements to cover all Taxes for all periods ending at or prior to the date of such balance sheet have been properly determined in accordance with GAAP, and there is no material liability for Taxes for any period beginning after such date other than Taxes arising in the ordinary course of business; (vi) there are no liens for Taxes upon any property or assets of the Company, except for liens for Taxes not yet due; (vii) the Company has not made any change in accounting methods since December 31, 1998; (viii) the Company has not received a ruling from any taxing authority or signed an agreement with any taxing authority; (ix) the Company has complied in all respects with all applicable laws, rules and regulations relating to the payment and withholding of Taxes (including, without limitation, withholding of Taxes pursuant to Sections 1441 and 1442 of the Code, as amended or similar provisions under any foreign laws) and has, within the time and the manner prescribed by law, withheld and paid over to the appropriate taxing authority all amounts required to be so withheld and paid over under all applicable laws in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder or other third party; (x) no federal, state, local or foreign audits or other administrative proceedings or court proceedings are presently pending with regard to any Taxes or Tax Returns of the Company, and, as of the date of this Agreement, the Company has not received a written notice of any pending audits or proceedings; (xi) no shareholder or director or officer (or employee responsible for Tax matters) of the Company expects any authority to assess any additional Taxes for any period for which Tax Returns have been filed; (xii) the federal income Tax Returns of the Company have not been examined by the IRS; (xiii) no adjustments or deficiencies relating to Tax Returns of the Company have been proposed, asserted or assessed by any taxing authority, except for such adjustments or deficiencies which have been fully paid or finally settled; and (xiv) the Company has delivered to the Parent true, correct and complete copies of all federal income Tax Returns, examination reports, and statements of deficiencies assessed against or agreed to by the Company since December 31, 1997.

                  (b) There are no outstanding requests, agreements, consents or waivers to extend the statute of limitations applicable to the assessment of any Taxes or deficiencies against the Company, and no power of attorney granted by the Company with respect to any Taxes is currently in force. The Company is not a party to any agreement providing for the allocation or sharing of Taxes. The Company has not, with regard to any assets or property held, acquired or to be acquired by it, filed a consent to the application of Section 341(f) of the Code, or agreed to have Section 341(f)(2) of the Code apply to any disposition of a subsection (f) asset (as such term is defined in Section 341(f)(4) of the Code) owned by the Company. The Company (i) has not been a member of an affiliate group filing a consolidated federal income Tax Return (other than a group the common parent of which was the Company) and (ii) has no liability for Taxes of any person (other than any of the Company and its Subsidiaries) under
Section 1.1502-6 of the United States Treasury Regulations (or any similar provision of state, local or foreign law), as a transferee or successor, by contract, or otherwise.

         Section 5.13.  Employee Benefit Plans.

                  (a) Each Company Plan and each Company Benefit Program (as such terms are defined below) is listed on Schedule 5.13 hereto. Except as set forth on Schedule 5.13, no Company Plan or Company Benefit Program is or has been (i) covered by Title IV of ERISA, (ii) subject to the minimum funding requirements of Section 412 of the Code or (iii) a "multi-employer plan" as defined in Section 3(37) of ERISA, nor has the Company contributed to, or ever had any obligation to contribute to, any multi-employer plan. Each Company Plan and Company Benefit Program intended to be qualified under Section 401(a) of the Code is designated as a tax-qualified plan on Schedule 5.13 and is so qualified. No Company Plan or Company Benefit Program provides for any retiree health benefits for any employees or dependents of the Company other than as required by COBRA. There are no claims pending with respect to, or under, any Company Plan or any Company Benefit Program, other than routine claims for benefits, and there are no disputes or litigation pending or, to the knowledge of the Company, threatened, with respect to any such Company Plans or Company Benefit Programs.

                  (b) The Company has heretofore delivered to Parent true and correct copies of the following, if any:

                           (i) each Company Plan and each Company Benefit Program listed on Schedule 5.13, all amendments thereto as of the date hereof and all current summary plan descriptions provided to employees regarding the Company Plans and Company Benefit Programs;

                           (ii) each trust agreement and annuity contract (or any other funding instruments) pertaining to any of the Company Plans or Company Benefit Programs, including all amendments to such documents to the date hereof;

                           (iii) each management or employment contract or contract for personal services and a complete description of any understanding or commitment between the Company and any officer, consultant, director, employee or independent contractor of the Company; and

                           (iv) a complete description of each other plan, policy, contract, program, commitment or arrangement providing for bonuses, deferred compensation, retirement payments, profit sharing, incentive pay, commissions, hospitalization or medical expenses or insurance or any other benefits for any officer, consultant, director, annuitant, employee or independent contractor of the Company as such or members of their families (other than directors' and officers' liability policies), whether or not insured (a "Company Benefit Program"). For purposes of this Agreement, "Company Plan" means an "employee benefit plan" (as defined in Section 3(3) of ERISA) which is or has been established or maintained, or to which contributions are or have been made, by the Company or by any trade or business, whether or not incorporated, which, together with the Company, is under common control, as described in Section 414(b) or (c) of the Code.

                  (c) Each Company Plan and Company Benefit Program has been maintained and administered in compliance with its terms and in accordance with all applicable laws, rules and regulations. The Company has no commitment or obligation to establish or adopt any new or additional Company Plans or Company Benefit Programs or to increase the benefits under any existing Company Plan or Company Benefit Program.

                  (d) Except as set forth in Schedule 5.13, neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby will (i) result in any payment to be made by the Company, including, without limitation, severance, unemployment compensation, golden parachute (defined in Section 280G of the Code) or otherwise, becoming due to any employee of the Company, or (ii) increase any benefits otherwise payable under any Company Plan or any Company Benefit
Program. The Company does not have any severance arrangements with any of its employees as of the Closing Date.

         Section 5.14.  Employee and Labor Matters.

                  (a) The Company has provided Parent with a true and complete list dated as of June 11, 1999 (the "Employee Schedule ") of all employees of the Company listing the title or position held, base salary or wage rate and any bonuses, commissions, profit sharing, the Company's vehicles, club memberships or other compensation or perquisites payable, all employee benefits received by such employees and any other material terms of any written agreement with the Company. Except as set forth on Schedule 5.14, as of the date of this Agreement and as of the Closing Date, the Company has not entered into any agreement or agreements pursuant to which the combined annual payroll of the Company, including projected pay increases, overtime and fringe benefit costs, required to operate its business (including all administrative and support personnel) would be greater than as listed on the Employee Schedule.

                  (b) Except as set forth on Schedule 5.14, the Company is not a party to or bound by any written employment agreements or commitments, other than on an at-will basis. The Company is in compliance with all applicable laws respecting the employment and employment practices, terms and conditions of employment and wages and hours of its employees and is not engaged in any unfair labor practice. All employees of the Company who work in the United States are lawfully authorized to work in the United States according to federal immigration laws. There is no labor strike or labor disturbance pending or, to the knowledge of the Company, threatened against the Company with respect to the Business and, during the past five years, the Company has not experienced a work stoppage.

                  (c) Except as set forth on Schedule 5.14, (i) the Company is not a party to or bound by the terms of any collective bargaining agreement or other union contract applicable to any employee of the Company and no such agreement or contract has been requested by any employee or group of employees of the Company, nor has there been any discussion with respect thereto by management of the Company with any employees of the Company, (ii) the Company is not aware of any union organizing activities or proceedings involving, or any pending petitions for recognition of, a labor union or association as the exclusive bargaining agent for, or where the purpose is to organize, any group or groups of employees of the Company, or (iii) there is not currently pending, with regard to any of its facilities, any proceeding before the National Labor Relations Board, wherein any labor organization is seeking representation of any employees of the Company.

         Section 5.15. Environmental Matters. Without in any manner limiting any other representations and warranties set forth in this Agreement:

                  (a) Neither the Company nor any of its Business Facilities is in violation of, or has violated, or has been or is in non-compliance with, any Environmental Laws, including but not limited to in connection with the ownership, use, maintenance or operation of, or conduct of the business of the Company or any of its Business Facilities.

                 (b) Without in any manner limiting the generality of (a) above:

                           (i) Except in compliance with Environmental Laws (including, without limitation, by obtaining necessary Environmental Permits), no Materials of Environmental Concern (as defined in Exhibit
         A) have been used, generated, stored, treated, or disposed of, or in any other way released (and no release is threatened), on, under or about any Business Facility (as defined in Exhibit A) or transferred or transported to or from any Business Facility.

                           (ii) The Company and all of its  Business  Facilities
         have and have timely filed applications for renewal of all Environmental Permits and the Company and its Business Facilities are in compliance with all terms and conditions of such Environmental Permits;

                           (iii) There are no Materials of Environmental Concern on any Business Facility of the Company exceeding any standard or limitation established, published or promulgated pursuant to Environmental Laws, or which would require reporting to any Governmental Authority or Remediation to comply with Environmental Laws (as defined in Exhibit A);

                           (iv) To the knowledge of the Company, none of the off-site locations where Materials of Environmental Concern generated from any Business Facility of the Company or for which the Company has arranged for their disposal, treatment or application, has been nominated or identified as a facility which is subject to an existing or potential claim under Environmental Laws which could be expected to result in an Environmental Claim against the Company; and

                           (v) No current Business Facility of the Company contains any asbestos containing materials which cannot be managed in place without air monitoring, removal or encapsulation and which is not managed under and in compliance with an operations and maintenance program.

For purposes of this Section, the "Company" shall include any Entity which is, in whole or in part, a predecessor of the Company and all of its former Subsidiaries and their predecessors.

         Section  5.16.  Non-Competition  Agreements.  Except  as set  forth  on
Schedule 5.16, and except as required by this Agreement, neither the Company nor (to the Company's knowledge) any Shareholder is a party to any agreement which purports to restrict or prohibit any of them from, directly or indirectly, engaging in any business currently engaged in by the Company. To the Company's knowledge, none of the Company's shareholders, officers, directors, or key employees is a party to any agreement which, by virtue of such person's relationship with the Company, restricts the Company or any Subsidiary of the Company from, directly or indirectly, engaging in any of the businesses described above.

         Section 5.17. Title to Assets. The Company has good and marketable title in fee simple to all its real property and good title to all its leasehold interests and other properties, as reflected in the most recent balance sheet included in the Company Financial Statements, except for properties and assets that have been disposed of in the ordinary course of business since the date of the latest balance sheet included therein, free and clear of all mortgages, liens, pledges, charges or encumbrances of any nature whatsoever, except (i) liens for current taxes, payments of which are not yet delinquent, (ii) such imperfections in title and easements and encumbrances, if any, as are not substantial in character, amount or extent and do not detract from the value, or interfere with the present use or marketability of the property subject thereto or affected thereby, or otherwise impair the Company's business operations (in the manner presently carried on by the Company), or (iii) any lien securing any debt or obligation described on Schedule 5.17 which is expressly referenced as being secured. To the Company's knowledge, all leases under which the Company leases any real property have been delivered to Parent and are in good standing, valid and effective in accordance with their respective terms, and there is not, under any of such leases, any existing default or event which with notice or lapse of time or both would become a default by or on behalf of the Company or its Subsidiaries, or by or on behalf of any third party.

         Section 5.18. Contracts,  Agreements,  Plans and Commitments.  Schedule
5.18 hereto sets forth a complete list of the following contracts, agreements, plans and commitments (collectively, the "Contracts") to which the Company is a party or by which the Company or any of its properties is bound as of the date hereof:

                  (a) any contract, commitment or agreement that involves aggregate expenditures by the Company of more than
$10,000 per year;

                  (b) any contract or agreement (including any such contracts or agreements entered into with any Governmental Authority) relating to the maintenance or operation of the business that involves aggregate expenditures by the Company of more than $10,000;

                  (c) any indenture, loan agreement or note under which the Company has outstanding indebtedness, obligations or liabilities for borrowed money;

                  (d) any lease or sublease for the use or occupancy of real property;

                  (e) any agreement that restricts the right of the Company to engage in any type of business;

                  (f) any guarantee, direct or indirect, by any person of any contract, lease or agreement entered into by the Company;

                  (g) any partnership, joint venture or construction and operation agreement;

                  (h) any agreement of surety, guarantee or indemnification with respect to which the Company is the obligor, outside of the ordinary course of business;

                  (i) any contract that requires the Company to pay for goods or services substantially in excess of its estimated needs for such items or the fair market value of such items;

                  (j) any contract, agreement, agreed order or consent agreement that requires the Company to take any actions or incur expenses to remedy non-compliance with any Environmental Law; and

                  (k) any other contract material to the Company or its business.

True, correct and complete copies of the Contracts have been delivered to or made available for inspection by Parent. All the Contracts (i) were duly and validly executed and delivered by the Company and (to the knowledge of the Company) the other parties thereto and (ii) are valid and in full force and effect. Except as set forth on Schedule 5.18, the Company has performed all material obligations required under the Contracts to have been performed by it prior to the date hereof, including timely paying all interest on its debt as such interest has become due and payable. Except as set forth on Schedule 5.18, there are no counterclaims or offsets under any of the Contracts. The consummation of the Merger will vest in the Survivor Corporation all rights and benefits under the Contracts and the right to operate the Company's business and assets under the terms of the Contracts in the manner currently operated and used by the Company; provided, however, that the Company makes no such representation regarding Contracts to which the Company Existing Practices are a party. Schedule 5.18 does not include either amendments proposed by Parent to the Company's Existing Management Agreements or the Share Exchange Agreements expected to be executed by the physician owners of the Company Existing Practices in replacement of the existing Share Exchange Agreements. The Company has provided to Parent copies of all managed care contracts in its possession to which the Company Existing Practices are parties. Except as set forth on
Schedule 5.18, there are no other side letters (except as contemplated by this Agreement), oral agreements or any other agreements that conflict with the terms of the Company's Existing Management Agreements. The Company has no knowledge of any violation of any of the terms of such contracts by the Company Existing Practices.

         Section 5.19.   Section 368 Representations.

                  (a) Except for those share  exchange  agreements  described on
Schedule 5.19(a) (the "Share Exchange Agreements"), the Company is not aware of any plan or intention by any Shareholder who is anticipated to receive 1% or more of the total number of shares of Parent Common Stock to be issued pursuant to the Merger to dispose of such shares.

                  (b) Neither Parent nor Merger Sub will assume any debts or obligations of the holders of the Company Common Stock as part of the Merger.

                  (c) Except as described on Schedule 5.19(c), there have not been any sales or redemptions of the Company's capital stock in contemplation of the Merger.

                  (d)  The  Company  and  (to  the  Company's   knowledge)   the
Shareholders will pay their own expenses which are incurred in connection with the Merger.

                  (e) The Company has not disposed of any assets (either as a dividend or otherwise) constituting more than 10% of the fair market value of all of its assets (ignoring any liabilities) at any time either during the past twelve months or in contemplation of the Merger.

                  (f)     The Company is not an investment company as defined in
Section 368(a)(2)(F)(iii) and (iv) of the Code.

                  (g) The Company is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

         Section 5.20. Brokers and Finders. The Company has not entered into any contract, arrangement or understanding with any person or firm which may result in the obligation of the Company to pay any finder's fees, brokerage or agent commissions or other like payments in connection with the transactions contemplated hereby. There is no claim for payment by the Company of any investment banking fees, finder's fees, brokerage or agent commissions or other like payments in connection with the negotiations leading to this Agreement or the consummation of the transactions contemplated hereby.

         Section 5.21. Intellectual Property. The Company has rights to use, whether through ownership, licensing or otherwise, all patents, trademarks, service marks, trade names, copyrights, software, trade secrets and other proprietary rights and processes that are material to its business as now conducted (collectively the "Company Intellectual Property Rights"). The Company does not own any patents. The Company has no knowledge of any infringement by any other person of any of the Company Intellectual Property Rights, and the Company has not entered into any agreement to indemnify any other party against any charge of infringement of any of the Company Intellectual Property Rights. The Company has not and does not violate or infringe any intellectual property right of any other person, and the Company has not received any communication alleging that it violates or infringes the intellectual property right of any other person. The Company has not been sued for infringing any intellectual property right of another person. There is no claim or demand of any person pertaining to, or any proceeding which is pending or, to the knowledge of the Company, threatened, that challenges the rights of the Company in respect of any Company Intellectual Property Rights, or that claims that any default exists under any Company Intellectual Property Rights. To the Company's knowledge, no Company Intellectual Property Right is subject to any outstanding order, ruling, decree, judgment or stipulation by or with any court, tribunal, arbitrator, or other Governmental Authority.

         Section 5.22. Relationships. Since January 1, 1998, the Company has not received notice from any customer, supplier or any party to any Contract involving more than $15,000 annually with the Company (each a "Company Contract Party") that such customer, supplier or Company Contract Party intends to discontinue doing business with the Company, and since such date, no customer, supplier or Company Contract Party, has indicated any intention (a) to terminate its existing business relationship with the Company or (b) not to continue its business relationship with the Company, whether as a result of the transactions contemplated hereby or otherwise. The Company has not entered into or participated in any related party transaction during the past three years.

         Section 5.23. Certain Payments. Neither the Company nor, to the Company's knowledge, any shareholder, officer, director or employee of the Company has paid or received or caused to be paid or received, directly or indirectly, in connection with the business of the Company (a) any bribe, kickback or other similar payment to or from any domestic or foreign government or agency thereof or any other person or (b) any contribution to any domestic or foreign political party or candidate (other than from personal funds of such shareholder, officer, director or employee not reimbursed by the Company or as permitted by applicable law).

         Section 5.24. Books and Records. The corporate minute books, and other corporate records of the Company are correct and complete in all material respects and the signatures appearing on all documents contained therein are the true signatures of the person purporting to have signed the same. All actions reflected in said books and records were duly and validly taken in compliance with the laws of the applicable jurisdiction and no meeting of the board of directors of the Company or any committee thereof has been held for which minutes have not been prepared and are not contained in the minute books. To the extent that they exist, all personnel files, reports, strategic planning documents, financial forecasts, accounting and tax records and all other records of every type and description that relate to the business of the Company have been prepared and maintained in accordance with good business practices and applicable laws and regulations. All such books and records are located in the offices of the Company or of the Company Existing Practices.

         Section 5.25. Condition and Sufficiency of Assets. Except as described in Section 5.31, all buildings, improvements and equipment owned or leased by the Company are structurally sound, are in good operating condition and repair (subject to normal wear and tear) and are adequate for the uses to which they are being put, and none of such buildings, improvements or equipment is in need of maintenance or repairs except for ordinary, routine maintenance and repairs that are not material in nature or cost.

         Section 5.26. Offering. Subject to the truth and accuracy of the Investors' Certificates to be delivered by the Shareholders at Closing, the offer and issuance of Parent Common Stock as contemplated by this Agreement is exempt from the registration requirements of the Securities Act, and neither the Company nor any agent acting on its behalf will take any action hereafter that will cause the loss of such exemption.

         Section 5.27. Staff Privileges. Schedule 5.27 lists all hospitals at which each Company Existing Practice has staff privileges and the extent of such privileges. Such staff privileges have not been revoked, surrendered, suspended or terminated, and except for routine recredentialing procedures, there are no disciplinary actions or other proceedings pending or threatened that may result in any revocation, surrender, suspension or termination of such staff privileges. In addition, to Company's knowledge, there are no, and have not been, any facts, conditions or incidents that may result in any revocation, surrender, suspension or termination of such staff privileges.

         Section 5.28. Fraud and Abuse. To the Company's knowledge, the Company and the Company Existing Practices have not engaged in any activities which are prohibited under ss.1320a-7b of Title 42 of the United States Code or the regulations promulgated thereunder, or related state or local statutes or regulations, or which are prohibited by rules of professional conduct, including, but not limited to, the following: (i) knowingly and willfully making or causing to be made a false statement or representation of a material fact in any application for any benefit or payment; (ii) knowingly and willfully making or causing to be made any false statement or representation of a material fact for use in determining rights to any benefit or payment;

(iii) any failure by a
claimant to disclose knowledge of the occurrence of any event affecting the initial or continued right to any benefit or payment on its own behalf or on behalf of another, with the intent to fraudulently secure such benefit; and (iv) knowingly and willfully soliciting or receiving any remuneration (including any kickback, bribe or rebate) directly or indirectly, overtly or covertly, in cash or in kind, or offering to pay or receive such remuneration (A) in return for referring an individual to a person for the furnishing or arranging for the furnishing of any item or service for which payment may be made in whole or in part by Medicare or Medicaid, or (B) in return for purchasing, leasing or ordering or arranging for, or recommending, purchasing, leasing or ordering any good, facility, service or item for which payment may be made in whole or in part by Medicare or Medicaid.

         Section 5.29. Medicare, Medicaid, and Other Third-Party Payor Payment Liabilities. To the Company's knowledge, the Company and the Company Existing Practices do not have any liabilities (i) to any third party fiscal intermediary or carrier administering any state Medicaid program or the federal Medicare program, (ii) directly to any state Medicaid or the federal Medicare program, or
(iii) to any other third party payor for the recoupment of any amounts previously paid to Company or any predecessor to Company by any such third-party fiscal intermediary, carrier, Medicaid program, Medicare program, or third party payor which exceed, individually or in the aggregate, $30,000. There are no pending or, to the Company's knowledge, threatened actions by any third party fiscal intermediary or carrier administering any state Medicaid or the federal Medicare program, by the Department of Health and Human Services, any state Medicaid agency, or any third party payor to suspend payments to the Company. Neither the Company nor any licensed employee of the Company (other than a physician in a Company Existing Practice) has been convicted of, or pled guilty or nolo contendere to, patient abuse or negligence, or any other Medicare or Medicaid related offense, and none of the foregoing persons has committed any offense which is reasonably likely to serve as the basis for suspension or exclusion from the Medicare and Medicaid programs.

         Section 5.30. Bank Accounts; Powers of Attorney. The Company has set forth on Schedule 5.30 (i) the name of each bank, savings and loan or other financial institution in which the Company has any account or safe deposit box, the style and number of each such account or safe deposit box and the names of all persons authorized to draw thereon or have access thereto, and (ii) the name of each person holding a general or special power of attorney from the Company and a summary of the terms thereof.

         Section 5.31. Year 2000 Compliance. The Company has not completed an analysis to determine the extent to which its business and operations are Year 2000 Compliant (as hereinafter defined). The Company has determined, however, that it is not, to the best of its knowledge, Year 2000 Compliant with respect to the items disclosed on Schedule 5.31 hereto which items do not represent an exhaustive list of instances in which the Company is not or may not be Year 2000 Compliant. "Year 2000 Compliant" means as to any person or entity that all software, firmware, microprocessing chips and other data processing devices and services (both as a recipient and as a provider), capabilities and facilities utilized by, and material to the business operations or financial condition of, that person or entity will be able to record all calendar dates (whether before, in and after the year 2000) correctly with four-digit year processing and will be able to communicate with other applicable systems to accept any two-digit year data in a manner that resolves any ambiguities as to century in a properly defined manner.

                                   ARTICLE VI

                     CONDUCT OF BUSINESS PENDING THE MERGER

         Section 6.1. Conduct of Business Pending the Merger. Except as set forth on Schedule 6.1, after the date hereof and prior to the Closing Date, each of Parent and the Company agrees that it shall (unless otherwise permitted by Parent or Company as applicable, in writing):

                  (a) conduct its businesses in the ordinary and usual course of business and consistent with past practice;

                  (b) not (i) amend or propose  to amend its  charter or bylaws,
(ii) split, combine, reorganize, reclassify, recapitalize or take any similar action with respect to its outstanding capital stock or (iii) declare, set aside or pay any dividend or distribution payable in cash, stock, property or otherwise;

                  (c) not issue, sell, pledge or dispose of, or agree to issue, sell, pledge or dispose of, any additional share of, or any options, warrants or rights of any kind to acquire any share of, its capital stock of any class or any debt or equity securities convertible into or exchangeable for such capital stock;

                  (d) not (i) incur or become contingently liable with respect to any indebtedness for borrowed money, (ii) redeem, purchase, acquire or offer to redeem, purchase or acquire any shares of its capital stock or any options, warrants or rights to acquire any of its capital stock or any security convertible into or exchangeable for its capital stock, (iii) make any acquisition of any assets or businesses other than expenditures at fair market value for fixed or capital assets in the ordinary course of business not exceeding $10,000 in any instance or $50,000 in the aggregate, (iv) sell, pledge, dispose of or encumber any assets or businesses other than sales in the ordinary course of business, and in all cases such sale must be for fair market value at the time of sale or (v) enter into any contract, agreement, commitment or arrangement with respect to any of the foregoing;

                  (e) use all reasonable efforts to preserve intact its business organization and goodwill, keep available the services of their respective present officers and key employees, and preserve the goodwill and business relationships with customers and others having business relationships with them and not engage in any action, directly or indirectly, with the intent to adversely impact the transactions contemplated by this Agreement;

                  (f) not enter into or amend any employment, severance, special pay arrangement with respect to termination of employment or other similar arrangements or agreements with any directors, officers or key employees;

                  (g) not adopt, enter into or amend any bonus, profit sharing, compensation, stock option, pension, retirement, deferred compensation, health care, employment or other employee benefit plan, agreement, trust fund or arrangement for the benefit or welfare of any employee or retiree, except as required to comply with changes in applicable law;

                  (h) use commercially reasonable efforts to maintain with financially responsible insurance companies insurance on its tangible assets and its businesses in such amounts and against such risks and losses as are consistent with past practice;

                  (i) not make, change or revoke any material Tax election or make any material agreement or settlement regarding
Taxes with any taxing authority;

                  (j) not make any change in the Company's financial, Tax or accounting methods, practices or policies, or in any assumption underlying such a method, practice or policy;

                  (k) give prompt written notice to Parent of the commencement of any Environmental Claim, or non-routine inspection by any Governmental Authority with responsibility for enforcing or implementing any applicable Environmental Laws, and provide to Parent such information as Parent may reasonably request regarding such Environmental Claim, any developments in connection therewith, and, as applicable, the Company's anticipated or actual response thereto;

                  (l) use its commercially reasonable efforts to cause the transfer of Environmental Permits (on the same terms and conditions), and any financial assurance required thereunder to Parent or Merger Sub as may be necessary under applicable Environmental Laws in connection with the consummation of the transactions under this Agreement to allow Parent or Merger Sub to conduct the business of the Company, as currently conducted;

                  (m) not enter into or assume any contracts or agreements having a value or imposing an obligation upon the Company in excess of $10,000 annually and all contracts or agreements having a value to or imposing an obligation on the Company that have remaining obligations of $50,000 or more, regardless of the annual payment;

                  (n) maintain its books of account and records in the usual, regular and ordinary manner consistent with past policies and practice;

                  (o) not compromise, settle, grant any waiver or release relating to or otherwise adjust any litigation or claims of any nature whatsoever pending against the Company;

                  (p) not take any action or omit to take any action, which action or omission would result in a breach of any of the representations and warranties set forth in this Agreement; and

                  (q) not make or commit to make any capital expenditures, except for capital expenditures in the ordinary course of business not in excess of $50,000 in the aggregate.

         Section 6.2. Control of the Company's Operations. Nothing contained in this Agreement shall give to Parent or the Company, directly or indirectly, rights to control or direct the other party's operations prior to the Effective Time. Prior to the Effective Time, Parent and the Company shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision of its operations.

         Section 6.3. Other Offers. Except in connection with the transactions contemplated by this Agreement, from and after the date hereof, the Company shall not, and shall not permit any of the Company's officers, directors, employees, Affiliates, representatives or agents to, directly or indirectly, (i) solicit, initiate or knowingly encourage any offer or proposal for, or any indication of interest in, a merger or business combination involving the Company or the acquisition of an equity interest in, or any substantial portion of the assets of, the Company or (ii) engage in negotiations with or disclose any nonpublic information relating to the Company or Parent, or afford access to the properties, books or records of the Company, to any Person. The Company shall promptly notify and provide copies to Parent of any offer, proposal or indication of interest, or communication with respect thereto, delivered to or received from any third party.

                                   ARTICLE VII

                              ADDITIONAL AGREEMENTS

         Section 7.1. Access to Information. The Company shall afford to Parent and Merger Sub and their respective accountants, counsel, financial advisors and other representatives (the "Parent Representatives") full access during normal business hours throughout the period prior to the Effective Time to all of its respective properties (including without limitation to conduct soil, groundwater, ambient air or other environmental testing or analyses), books, contracts, personnel, representatives of or contacts with governmental or regulatory authorities, agencies or bodies, commitments, and records (including, but not limited to, Tax Returns and any and all records or documents which are within the possession of governmental or regulatory authorities, agencies or bodies, and the disclosure of which the Company can facilitate or control) and, during such period, shall furnish promptly to Parent and Merger Sub all such information concerning its respective businesses, properties and personnel as Parent or Merger Sub, as the case may be, shall request. No investigation pursuant to this Section shall affect any representation or warranty made by any party.

         Section 7.2.  Expenses and Fees.  Except when,  and to the extent that,
Parent has expressly agreed otherwise in writing, APS has undertaken an obligation, enforceable by Parent, to pay when due all costs and expenses incurred by the Company in connection with the negotiation and entering into of this Agreement and the consummation of the transactions contemplated hereby, including, without limitation, any and all broker's commissions and the fees and expenses of the Company's attorneys and accountants. Each of the Shareholders has undertaken an obligation to pay when due all costs and expenses incurred by that Shareholder in connection with the negotiation and entering into of this Agreement and the consummation of the transactions contemplated hereby, including, without limitation, the fees and expenses of its personal attorneys and accountants (in each case, except to the extent Parent has expressly agreed in writing to pay or reimburse the legal costs of the Shareholders). Except as expressly provided above, the Company, at or prior to Closing, shall have made all necessary arrangements so that the Company, Parent or Merger Sub will not be charged with any such cost or expense, including expenses of the Shareholders not paid by Parent; provided, however, that the Company Required Statutory Approvals shall be paid by Parent. Parent shall pay all costs and expenses incurred by Parent and Merger Sub in connection with the negotiation and entering into of this Agreement and the consummation of transactions contemplated hereby, including, without limitation, the fees and expenses of their attorneys and accountants. In furtherance of the foregoing, Parent has sole responsibility for all costs related to layoffs or terminations of employees following the Effective Time.

         Section 7.3. Agreement to Cooperate. Subject to the terms and conditions herein provided, each of the parties hereto shall use all reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement, including using its reasonable efforts to obtain all necessary, proper or advisable waivers, consents and approvals under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement, including using its reasonable efforts to obtain all necessary or appropriate waivers, consents or approvals of third parties required in order to preserve material contractual relationships of the Company.

         Section 7.4. Public Statements. Except as required by law, the parties shall obtain the written consent of the other prior to issuing any press release or any written public statement with respect to this Agreement or the transactions contemplated hereby and shall not issue any such press release or written public statement prior to such consent, which shall not be unreasonably withheld.

         Section 7.5. Notification of Certain Matters. Each of the Company, Parent and Merger Sub agrees to give prompt notice to each other of, and to use their respective reasonable best efforts to prevent or promptly remedy, (i) the occurrence or failure to occur or the impending or threatened occurrence or failure to occur, of any event which occurrence or failure to occur would be likely to cause any of its representations or warranties in this Agreement to be untrue or inaccurate in any material respect (or in all respects in the case of any representation or warranty containing any materiality qualification) at any time from the date hereof to the Effective Time and (ii) any material failure (or any failure in the case of any covenant, condition or agreement containing any materiality qualification) on its part to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section shall not limit or otherwise affect the remedies available hereunder to the party receiving such notice.

         Section 7.6. Exclusivity. The Company acknowledges that the due diligence and other investigations permitted herein will involve the expenditures of substantial time and expense by Parent. In consideration thereof, the Company, on its own behalf and on behalf of its Affiliates, agrees that for a period of up to and including August 15, 1999, it will not make or encourage any offer or obtain any offer or otherwise provide any assistance in aid of any offer for the sale, lease or transfer of all or any part of the business of the Company or of the stock or assets of the business of the Company, to any Person other than Parent. Immediately upon receipt of any unsolicited offer, the Company will communicate to Parent the terms of any proposal or request for information and the identity of the parties involved.

         Section 7.7. Confidentiality. Without the express written consent of all of the parties hereto, each of the parties hereto agrees to maintain in confidence and not disclose to any other Person the terms of the transactions contemplated herein or the information delivered in connection with the proposed due diligence investigation, other than disclosures required to obtain the approvals for the transactions contemplated hereby, disclosures to those professionals and advisors who have a need to know, disclosures of information already available to the public or any other disclosures required by applicable law. In the event that either Parent or Merger Sub are at any time requested or required (by oral questions, interrogatories, request for information or documents, subpoena or other similar process) to disclose any information supplied to it in connection with this transaction, such party agrees to provide the other parties hereto prompt notice of such request so that an appropriate protective order may be sought and/or such other party may waive the first party's compliance with the terms of this Section 7.7.

         Section 7.8. Registration Rights. Parent covenants and agrees as follows:

                  (a) Definitions. For purposes of this Section, the following terms shall have the following meanings:

                  "Form S-3" means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC that permits inclusion or incorporation of substantial information by reference to other documents filed by Parent with the SEC.

                  "Holder" means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with subsection (i) of this Section.

                  "Initial   Offering"  means  Parent's  first  firm  commitment
         underwritten public offering of its Parent Common Stock under the Securities Act.

               "1934 Act" means the Securities Exchange Act of 1934, as amended.

                  "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

                  "Registrable Securities" means the Parent Common Stock issued to the Shareholders pursuant to this Agreement and any additional shares of Parent Common Stock issued to the Shareholders pursuant to a stock split, reverse split, stock dividend (including any dividend of securities convertible into Parent Common Stock), reorganization, reclassification, recapitalization or other similar change with respect to Registrable Securities, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his rights under this Section are not assigned.

                  "SEC" shall mean the Securities and Exchange Commission.

                  (b) Parent Registration.  Except as otherwise provided in this
Section (but without any obligation under this Agreement to do so), if Parent proposes to register (including for this purpose a registration effected by Parent for stockholders other than the Holders, whether or not required under another agreement) any of the Parent Common Stock under the Securities Act in connection with the public offering of such securities (other than a registration relating solely to the sale of securities to participants in a Parent stock plan, a registration relating to a corporate reorganization or other transaction under Rule 145 of the Securities Act, a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or a registration in which the only Parent Common Stock being registered is Parent Common Stock issuable upon conversion of debt securities that are also being registered), Parent shall, within ten (10) days thereafter, give each Holder written notice of such registration. Upon the written request of each Holder, provided said request is given within twenty
(20) days after mailing of the notice required of Parent under this subsection, Parent shall, subject to the limits set forth in this Section, use commercially reasonable efforts to cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has requested to be registered; provided that:

                           (i) Parent shall have the right to terminate or withdraw any registration initiated by it under this subsection prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The expenses of such withdrawn registration shall be borne by Parent in accordance with subsection (e) of this Section; and

                           (ii) In connection with any offering involving an underwriting of shares of Parent Common Stock, Parent shall not be required under this subsection to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between Parent and the underwriters selected by it (or by other persons entitled to select the underwriters) and enter into an underwriting agreement in customary form with an underwriter or underwriters selected by Parent, and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by Parent. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities that the underwriters determine in their sole discretion is compatible with the success of the offering, then Parent shall be required to include in the offering only the number of such securities, including Registrable Securities, that the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling Holders according to the total amount of securities entitled to be included therein owned by each selling Holder or in such other proportions as shall mutually be agreed to by such selling Holders); provided, however, in no event shall Registrable Securities held by a Holder be included in such registration statement (i) if such offering is the initial public offering of Parent's securities, in which case the selling Holders' securities may be excluded if the underwriters make the determination described above or (ii) unless all of the following securities are included in such Registration
         Statement: (x) all shares of capital stock of Parent which are subject to registration rights as of the Closing Date; (y) all shares of capital stock of Parent which are held by officers of Parent that hold an office on the Closing Date; and (z) all shares of capital stock of Parent that are issued with registration rights after the date hereof in connection with a cash financing transaction (or any other type of transaction approved in writing by a majority of the Shareholders) with Parent or any Subsidiary of Parent. For purposes of the immediately preceding parenthetical concerning apportionment, for any selling stockholder that is a Holder of Registrable Securities and that is a partnership or corporation, the partners, retired partners and stockholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling Holder," and any pro rata reduction with respect to such selling Holder shall be based upon the aggregate amount of Registrable Securities owned by all such related entities and individuals.

                           (iii) With respect to any underwriting of shares, Parent shall have the right to designate the managing underwriter or underwriters.

                  (c)  Obligations  of  Parent.  Whenever  required  under  this
Section 7.8 to effect the registration of any Registrable Securities, Parent shall, as expeditiously as reasonably possible:

                           (i) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its commercially reasonably efforts to cause such registration statement to become effective; provided, however, that in connection with any proposed registration intended to permit an offering of any securities from time to time (i.e., a "Shelf Registration"), Parent shall in no event be obligated to cause any such registration to remain effective for more than one-hundred twenty (120) days;

                           (ii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

                           (iii) furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

                           (iv) use commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be necessary for the distribution of the securities covered by the registration statement, provided that Parent shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions and further provided that (anything in this Agreement to the contrary notwithstanding with respect to the bearing of expenses) if any jurisdiction in which the securities shall be qualified shall require that expenses incurred in connection with the qualification of the securities in that jurisdiction be borne by selling stockholders, then such expenses shall be payable by selling stockholders pro rata, to the extent required by such jurisdiction;

                           (v) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering;

                           (vi) notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act or the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

                           (vii) use reasonable efforts to cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by Parent are then listed; and

                           (viii) provide a transfer agent and registrar for all Registrable Securities registered hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

                  (d) Information from Holder. It shall be a condition precedent to the obligations of Parent to take any action pursuant to this Section with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to Parent such information regarding itself, the Registrable

Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

                  (e)  Expenses  of   Registration.   All  reasonable   expenses
(excluding underwriting discounts and brokerage commissions) incurred in connection with registrations, filings or qualifications pursuant to subsection
(b) of this Section, including without limitation, all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for Parent and the reasonable fees and disbursements of one counsel for the selling Holders shall be borne by Parent.

                  (f) Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section.

                  (g) Indemnification. In the event any Registrable Securities are included in a registration statement under this Section:

                           (i) To the  extent  permitted  by  law,  Parent  will
         indemnify and hold harmless each Holder, the partners or officers, directors and stockholders of each Holder, legal counsel and accountants for each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the 1934 Act, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Securities Act, the 1934 Act or any state securities laws, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (A) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto,
         (B) the omission or alleged omission of a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (C) any violation or alleged violation by Parent of the Securities Act, the 1934 Act, any state securities laws or any rule or regulation promulgated under the Securities Act, the 1934 Act or any state securities laws; and Parent will reimburse each such Holder, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection
         (g)(i) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of Parent (which consent shall not be unreasonably withheld), nor shall Parent be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person; provided further, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Holder or underwriter, or any person controlling such Holder or underwriter, from whom the person asserting any such losses, claims, damages or liabilities purchased shares in the offering, if a copy of the prospectus (as then amended or supplemented if Parent shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Holder or underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the shares to such person, and if the prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability.

                           (ii) To the extent  permitted  by law,  each  selling
         Holder will indemnify and hold harmless Parent, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls Parent within the meaning of the
         Securities Act, legal counsel and accountants for Parent, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the 1934 Act or any state securities laws, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any person intended to be indemnified pursuant to this subsection (g)(ii), for any legal or other expenses reasonably incurred by such person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection (g)(ii) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld), provided that in no event shall any indemnity under this subsection (g)(ii) exceed the net proceeds from the offering received by such Holder.

                           (iii) Promptly after receipt by an indemnified party under this subsection (g) of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this subsection (g), deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this subsection (g), but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this subsection (g).

                           (iv)  Notwithstanding  the  foregoing,  to the extent
         that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

                           (v) The obligations of Parent and Holders under this subsection (g) shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 7.8, and otherwise.

                  (h) Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of Parent to the public without registration or pursuant to a registration on Form S-3, Parent agrees that while it has a class of equity securities registered under the 1934 Act, it will use its commercially reasonable efforts to:

                           (i) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after the effective date of the Initial Offering;

                           (ii) file with the SEC in a timely manner all reports and other documents required of Parent under the Securities Act and the 1934 Act; and

                           (iii) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (A) a written statement by Parent that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by Parent), the Securities Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (B) a copy of the most recent annual or quarterly report of Parent and such other reports and documents so filed by Parent, and (C) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration or pursuant to such form.

                  (i) Assignment of Registration Rights. The rights to cause Parent to register Registrable Securities pursuant to this Section 7.8 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of such securities that (i) is a subsidiary, parent, partner, limited partner, retired partner or stockholder of a Holder, (ii) is a Holder's family member or trust for the benefit of an individual Holder, or (iii) after such assignment or transfer, holds at least 25,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations), provided: (x) Parent is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (y) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of the Investor Rights Agreement and this Agreement, including without limitation, the provisions of subsection (l) of this Section; and (z) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act.

                  (j) Limitations on Subsequent Registration Rights. Except as provided in the following sentence, from and after the date of this Agreement, Parent shall not, without the prior written consent of the Holders of two-thirds of the Registrable Securities, which will not be unreasonably withheld, enter into any agreement with any holder or prospective holder of any securities of
Parent that would allow such holder or prospective holder (i) to include such securities in any registration filed under subsection (b) of this Section, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the amount of the Registrable Securities of the Holders that are included or (ii) to demand registration of their securities. Notwithstanding the foregoing, the parties agree and acknowledge that the above-referenced restriction shall not affect any registration rights granted prior to the Closing Date, and shall not prohibit Parent from granting registration rights after the Closing Date (including rights that may have priority over those granted pursuant to this Section 7.8) with respect to the following securities: (y) shares of capital stock of Parent which are held by officers of Parent that hold an office on the Closing Date; and (z) shares of capital stock of Parent that are issued in connection with a cash financing transaction with Parent or any Subsidiary of Parent.

                  (k) "Market Stand-Off" Agreement. Each Holder hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to Parent's initial public offering and ending on the date specified by Parent and the managing underwriter (such period not to exceed one hundred eighty (180) days) (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Parent Common Stock or any securities convertible into or exercisable or exchangeable for Parent Common Stock (whether such shares or any such securities are then owned by the Holder or are thereafter acquired), or
(ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Parent Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing provisions of this subsection shall apply only to Parent's initial public offering of equity securities, shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement, and shall only be applicable to the Holders if all officers and directors and greater than five percent (5%) stockholders of Parent enter into similar agreements. The underwriters in connection with Parent's initial public offering are intended third party beneficiaries of this subsection and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. In order to enforce the foregoing covenant, Parent may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period. _

                  (l) Termination of Registration Rights. No Holder shall be entitled to exercise any right provided for in this Section 7.8 after three (3) years following the consummation of the Initial Offering or, as to any Holder, such earlier time at which all Registrable Securities held by such Holder (and any affiliate of the Holder with whom such Holder must aggregate its sales under Rule 144) can be sold in any three (3)-month period without registration in compliance with Rule 144 of the Securities Act.

         Section 7.9. Share Exchange Agreements. Parent and Merger Sub acknowledge the existence and binding and enforceable nature of the Share Exchange Agreements and that counsel to Parent and Merger Sub has carefully reviewed each Share Exchange Agreement. Each of Parent and Merger Sub agrees that (i) it has no rights to enforce any of the provisions of, and is not an intended third party beneficiary under, any of the Share Exchange Agreements and
(ii) that it will take no action which jeopardizes the binding and enforceable nature of the Share Exchange Agreements and/or interfere with any of the rights of any person or entity that is a party to any of the Share Exchange Agreements.

         Section 7.10. Employee Benefits. Effective as of the Closing, all welfare plans (as defined in ERISA Section 3(1)) provided, sponsored, or offered by APS and made available to the Company and its employees immediately prior to the Closing ("APS Welfare Plans") will continue to be made available by APS to the Surviving Corporation and its employees in the same manner and to the same extent that such APS Welfare Plans were made available by APS to the Company immediately prior to the Closing (except that the Surviving Corporation may add newly hired employees for coverage under such APS Welfare Plans). For these purposes, APS shall continue to make available all such APS Welfare Plans to the Surviving Corporation through December 31, 1999, or, if earlier, such date that the Surviving Corporation provides written notice to APS to modify or terminate coverage under one or more such APS Welfare Plans. All fees and expenses relating to the APS Welfare Plans shall be consistent with the fees and expenses incurred by the Company prior to Closing on a per participant basis, and will be paid by the Surviving Corporation to APS. Notwithstanding the foregoing, APS shall not be liable for any liability arising under COBRA with respect to employees of the Surviving Corporation who are terminated by the Surviving

Corporation after the Closing Date, and the Surviving Corporation shall reimburse APS to the extent that APS incurs any such liability.

         Section 7.11. Filings. Parent or Merger Sub shall timely file all forms, notices, or other filings required by any state or federal securities' regulator.

         Section 7.12.  Net Working Capital.

                  (a) Initial Principal Amount. Merger Sub hereby agrees to execute the Replacement Promissory Note at the Closing. Immediately following the Closing, the principal amount outstanding under the Replacement Promissory Note shall equal all outstanding amounts (including principal and interest) under the Original Promissory Note at the time of Closing plus the First Advance (as defined under Section 7.13(a)), if any; provided, however, that if the principal amount of the Replacement Promissory Note as of the Closing Date exceeds $2,000,000 (the "Cap"), there shall be either (i) a reduction in the principal amount of the Replacement Promissory Note by an amount equal to the difference between the Replacement Promissory Note and the Cap (the "Closing Credit Amount"), or (ii) an offset against interest due under the Replacement Promissory Note in an amount equal to the Closing Credit Amount, which offset shall be taken against each payment of accrued and unpaid interest due thereunder until the Closing Credit Amount shall be paid in full and; provided, further, that any offset or reduction under subsection (a)(i) and (a)(ii) above, plus any offset or reduction under Section 7.13(b)(ii)(y) and (z), shall be deemed to have occurred prior to June 30, 1999 for purposes of calculating Net Working Capital under this Section 7.12. APS shall have the right to select one of the above-referenced methodologies with respect to such Closing Credit Amount, which amount must be disclosed in writing to Parent on or before the Closing Date. If APS does not make a selection within thirty (30) days, Parent shall then have the right to select one of the above-referenced methodologies with respect to such Closing Credit Amount, which must be disclosed in writing to APS on or before the date on which first interest payment is due under the Replacement Promissory Note. The payment terms of the Replacement Promissory Note shall include interest only payments for a period of twenty four (24) months immediately following the Closing Date, payable quarterly.

                  (b) Net Working  Capital.  For purposes of this Section  7.12,
"Net Working Capital" means an amount equal to the actual current assets less actual current liabilities of the Company existing on June 30, 1999, (irrespective of when such amount is calculated), determined in accordance with GAAP (except as adjusted on Exhibit F hereto), and may be a positive or negative number.

                  (c) First Actual Net Working Capital Calculation. Within 90 days after the Closing Date, Parent shall cause the Surviving Corporation to prepare a balance sheet (the "First Net Working Capital Closing Date Balance Sheet") of the Company as of June 30, 1999, including a computation of the actual Net Working Capital (the "First Actual Net Working Capital"). The First Net Working Capital Closing Date Balance Sheet shall be prepared in accordance with GAAP (except as adjusted on Exhibit F hereto) and agreed upon by APS and

Parent. Any disagreements involving the First Actual Net Working Capital Closing Date Balance Sheet or the calculation of the First Actual Net Working Capital shall be resolved in accordance with the procedure set forth in Section 7.12(e) below. If the First Actual Net Working Capital is greater than $700,000 (the "Threshold"), then no adjustment shall be made or other action taken pursuant to this subsection (c). If the First Actual Net Working Capital is less than the Threshold, there shall be either (i) a reduction in the principal amount of the Replacement Promissory Note by an amount equal to the difference between the First Actual Net Working Capital and the Threshold (the "First Credit Amount"), or (ii) an offset against interest due under the Replacement Promissory Note in an amount equal to the First Credit Amount, which offset shall be taken against each payment of accrued and unpaid interest due thereunder until the First Credit Amount shall be paid in full. APS shall have the right to select one of the above-referenced methodologies with respect to such First Credit Amount, which must be disclosed in writing to Parent within ten (10) business days after such amount is agreed upon or finally determined under subsection (e) below. If APS does not make a selection within such ten (10) business day period, Parent shall then have the right to select one of the above-referenced methodologies with respect to such First Credit Amount, which must be disclosed in writing to APS on or before the date on which the next interest payment is due under the Replacement Promissory Note. Any reduction or offset pursuant to this subsection
(c) shall be effective contemporaneously with such determination.

                  (d) Second Actual Net Working Capital Calculation. On the Calculation Date, Parent shall cause the Surviving Corporation to prepare a second balance sheet (the "Second Net Working Capital Closing Date Balance Sheet") of the Company as of June 30, 1999, including a computation of the actual Net Working Capital (the "Second Actual Net Working Capital"). The Second Net Working Capital Closing Date Balance Sheet shall be prepared in accordance with GAAP (except as adjusted on Exhibit F hereto). Any objections to the calculation of the Second Actual Net Working Capital shall be resolved in accordance with the procedure set forth in Section 7.12(e) below.

                            (i) If the Second Net Working Capital is greater than the First Net Working Capital (such difference hereinafter referred to as the "Surplus"), there shall be either (A) an increase in the principal amount of the Replacement Promissory Note by an amount equal to the lesser of the Surplus or the First Credit Amount, or (B) an increase in the interest due under the Replacement Promissory Note (but not in excess of the maximum non-usurious rate of interest that may be charged under applicable law), beginning with the next interest payment due thereunder and continuing until the First Credit Amount has been paid in full, in an amount equal to the lesser of the Surplus or the First Credit Amount; provided, however, that there shall be no such increase if both the First Net Working Capital and the Second Net Working Capital exceed the Threshold. The methodology used in effecting any increase pursuant to this subsection shall be consistent with the methodology actually applied by the parties pursuant to Section 7.12(a) (but only to the extent not prohibited by the immediately preceding parenthetical). Any increase pursuant to this subsection (d)(i) shall be effective contemporaneously with such determination.

                           (ii) If the Second Net Working Capital is less than the First Net Working Capital, there shall be either (A) a reduction in the principal amount of the Replacement Promissory Note by an amount equal to the lesser of the Threshold and the First Actual Net Working Capital, minus the Second Net Working Capital (the "Second Credit Amount"), or (B) an offset against interest due under the Replacement Promissory Note in an amount equal to the Second Credit Amount, which offset shall be taken against each payment of accrued and unpaid interest due thereunder until the Second Credit Amount shall be paid in full; provided, however, that there shall be no such reduction or offset if both the First Net Working Capital and the Second Net Working Capital exceed the threshold. APS shall have the right to select one of the above-referenced methodologies with respect to such Second Credit Amount, which must be disclosed in writing to Parent within ten (10) business days after such amount is agreed upon or finally determined under subsection (e) below. If APS does not make a selection within such ten (10) business day period, Parent shall then have the right to select one of the above-referenced methodologies with respect to such Second Credit Amount, which must be disclosed in writing to APS on or before the date on which next interest payment is due under the Replacement Promissory Note. Any reduction or offset pursuant to this subsection (d)(ii) shall be effective contemporaneously with such determination.

                  (e) Net Working Capital Dispute Resolution. If, within 15 days following APS' receipt of the First Net Working Capital Closing Date Balance Sheet, APS shall not have objected in writing thereto, then the First Actual Net Working Capital shall be computed using such First Net Working Capital Closing Date Balance Sheet. If, within 15 days following APS' receipt of the Second Net Working Capital Closing Date Balance Sheet, APS shall not have objected in writing thereto, then the Second Actual Net Working Capital shall be computed using such Second Net Working Capital Closing Date Balance Sheet. If APS objects in writing to either computation, then APS and the Parent shall negotiate in good faith and attempt to resolve their disagreement. Should such negotiations not result in an agreement within 20 days of Parent's receipt of the objection, then the matter shall be submitted to a Neutral Auditor. If APS and Parent are unable to agree on the Neutral Auditor, then APS and Parent shall request the American Arbitration Association to appoint the Neutral Auditor. The Neutral Auditor will deliver to APS and Parent a written determination (such determination to include a worksheet setting forth all material calculations used in arriving at such determination and to be based solely on information provided to the Neutral Auditors by APS and Parent, or their respective affiliates) of the disputed items within 30 days of receipt of the disputed items, which determination will be final, binding and conclusive on the parties. If the Neutral Auditor's determination of Net Working Capital is within $25,000 of Parent's calculation of the Net Working Capital (whether the difference is positive or negative), all fees and expenses relating to appointment of the Neutral Auditor and the work, if any, to be performed by the Neutral Auditor will be borne by APS. If the difference between the Neutral Auditor's determination of Net Working Capital and Parent's calculation of Net Working Capital is greater than $25,000, but less than or equal to $100,000 (whether the difference is positive or negative), all fees and expenses relating to appointment of the Neutral Auditor and the work, if any, to be performed by the Neutral Auditor will be borne half by APS and half by Parent. If the difference between the Neutral Auditor's determination of Net Working Capital and Parent's calculation of the Net Working Capital is greater than $100,000 (whether the difference is positive or negative), all fees and expenses relating to appointment of the Neutral Auditor and the work, if any, to be performed by the Neutral Auditor will be borne exclusively by Parent.

                  (f) Calculations Independent of Ownership. The calculations of Net Working Capital in this Section 7.12 are made independent of the ownership of the Surviving Corporation after Closing.

                  (g) No Other Offsets. Except as expressly provided in this Section or in Section 7.13 below, Parent and Merger Sub each agree that it is not under any circumstances entitled to offset any amounts owed under or with respect to the Replacement Promissory Note.

         Section 7.13.  Advances under Promissory Note; Payables.

                  (a) First Payables Estimate. Prior to the Closing Date, the Company shall deliver to Parent a June 30, 1999 balance sheet of the Company, in the form attached as Exhibit G hereto, setting forth an estimate of the accounts payable and accrued expenses of the Company in accordance with GAAP (except as adjusted on Exhibit F hereto) as of such date (the "First Payables Estimate").

If the First Payables Estimate is greater than $200,000 (the "Allowable Amount"), then APS shall, on the Closing Date, make an advance to the Surviving Corporation (the "First Advance") under the Replacement Promissory Note in an amount equal to the difference between the First Payables Estimate minus the Allowable Amount. The First Advance shall have the effect on the Replacement Promissory Note as set forth in Section 7.12(a) hereof. APS shall deposit the First Advance directly into a bank account controlled by Parent (the "Deposit Account"), which shall be maintained separately from other funds of the Parent and shall be used exclusively for the payment of accounts payable and accrued expenses of the Surviving Corporation arising on or prior to June 30, 1999 and determined in accordance with GAAP (except as adjusted on Exhibit F hereto). Parent shall maintain such Deposit Account for a period of one (1) year from the Closing Date, and shall provide APS copies of monthly statements of the Deposit Account and supporting invoices or other expense documentation for all payments over $5,000 during such period. If any balance remains outstanding at the end of such one (1) year period, the amount in excess of accrued vacation, property taxes, escheat liabilities and profit sharing amounts outstanding as of June 30, 1999 shall be returned to APS.

                  (b) Second Payables Estimate. Immediately following agreement upon or final determination of the First Net Working Capital Closing Date Balance Sheet pursuant to Section 7.12(c) and, if applicable, Section 7.12(e), Parent and APS shall add the accounts payable and accrued expenses of the Company set forth in the First Net Working Capital Closing Date Balance Sheet (the "Second Payables Estimate").

                           (i) If the Second Payables Estimate is less than the First Payables Estimate (such difference being referred to herein as the "Refund"), Parent shall distribute to APS cash in an amount equal to the lesser of (A) the Refund or (B) the First Advance; provided, however, that there shall be no such payment under subsection (i) hereof and subsection (ii) below if both the First Payables Estimate and the Second Payables Estimate are less than the Allowable Amount. The aggregate distribution pursuant to the preceding sentence shall decrease the principal outstanding under the Replacement Promissory Note, in an identical amount, as of the date the funds are paid to APS.

                           (ii) If the Second Payables Estimate is greater than both the First Payables Estimate and the Allowable Amount, then APS shall make an advance under the Replacement Promissory Note (the "Second Advance") to Surviving Corporation equal to the Second Payables Estimate minus the greater of (A) the Allowable Amount and (B) the First Payables Estimate. APS shall deposit the Second Advance directly into the Deposit Account. The Second Advance shall increase the principal outstanding under the Replacement Promissory Note in an identical amount as of the date the funds are disbursed by APS; provided, however, that if all or any portion of the Second Advance, when added to the outstanding principal under the Replacement Promissory Note, exceeds the Cap (such amount being referred to herein as the "Excess Advance"), there shall be either (y) a reduction in the principal amount of the Replacement Promissory Note by an amount equal to the Excess Advance, or (z) an offset against interest due under the

         Replacement Promissory Note in an amount equal to the Excess Advance, which offset shall be taken against each payment of accrued and unpaid interest due thereunder until the Excess Advance shall be paid in full. APS shall have the right to select one of the above-referenced methodologies with respect to such Excess Advance, which must be disclosed in writing to Parent within ten (10) business days after such amount is agreed upon or finally determined as set forth herein. If APS does not make a selection within such ten (10) business day period, Parent shall then have the right to select one of the above-referenced methodologies with respect to such Excess Advance, which must be disclosed in writing to APS on or before the date on which next interest payment is due under the Replacement Promissory Note. Except for purposes of calculating Net Working Capital under Section 7.12, any reduction or offset pursuant to this subsection (b)(ii) shall be effective contemporaneously with such determination.

         Section 7.14. Advances under Promissory Note; Event of Default. The Company is guarantor of the following notes in connection with the merger of APA Transition, Inc., a Texas corporation ("APA"), with and into the Company in accordance with the terms of that certain Agreement and Plan of Reorganization, dated December 31, 1998, by and among the Company, APA and David L. Berry, M.D. (the "Berry Merger"): (i) Promissory Note, dated March 11, 1997, in the original principal amount of $170,000, by and between Horizon Bank & Trust, SSB and Austin Perinatal Associates, P.A. (this Promissory Note was later acquired by Compass Bank); (ii) Promissory Note, dated March 20, 1998, in the original principal amount of $59,000, by and between Norwest Bank Texas, N.A. and Austin Perinatal Associates, P.A.; (iii) Fixed Rate Commercial Promissory Note, dated February 27, 1998, in the original principal amount of $20,000, by and between Compass Bank and Austin Perinatal Associates, P.A.; and (iv) Promissory Note, dated November 6, 1998, in the original principal amount of $114,500, by and between Norwest Bank Texas, N.A. and Austin Perinatal Associates, P.A. (collectively, the "Notes"). If, as a result of the Berry Merger, an event of default occurs (or has already occurred) under the terms of any of the Notes, and the event of default results in all or any portion of the outstanding principal plus unpaid interest and any other indebtedness under any of the Notes (the "Default Amount") to be due and payable immediately, then APS shall, upon the earlier of (i) the final date payment is demanded by the note holder; provided, that the Surviving Corporation shall use its good faith efforts to extend the deadline for the demand for payment, or (ii) twenty-five (25) days after a written demand for payment has been made by the note holder (the "Payment Period"), make an advance to the Surviving Corporation under the Replacement Promissory Note in an amount equal to the Default Amount; provided, however, that the Surviving Corporation shall use its commercially reasonable efforts during the Payment Period to cure the event of default under any of the Notes on equally favorable terms to the Surviving Corporation. For purposes of this Section 7.14 only, the principal amount of the Replacement Promissory Note (including the Default Amount) may exceed the Cap; provided, however, that the principal amount of the Replacement Promissory Note that exceeds the Cap shall be excluded from the Net Working Capital calculation for purposes of Section
7.12 of this Agreement.

         Section 7.15.  Non-Interference.

                  (a) At all times during the Determination Period, Parent shall use its commercially reasonable efforts to ensure that (i) Parent and Merger Sub (or other FemPartners' subsidiary) operate the Company Existing Practices under the terms of the Existing Management Agreements, (ii) neither Parent nor Merger Sub (or other FemPartners' subsidiary) take (or fail to take) any action, if such action or omission is done with the primary intent of causing (A) a decrease in the amount of Retained Shares that would otherwise be distributed to the Shareholders on the Distribution Date or (B) a decrease in the balance of the Replacement Promissory Note pursuant to the operation of Section 7.12 or
Section 7.13, and (iii) neither Parent nor Merger Sub (or any other FemPartners' subsidiary) take (or fail to take) any action, if such action or omission causes Parent or Merger Sub to be in material breach of the Existing Management Agreements. Notwithstanding anything in this Section 7.15 to the contrary, in the event Parent or Merger Sub take (or fail to take) any action because such action or omission is (i) required pursuant to any statute, rule, regulation or other legal requirement or (ii) approved by the Joint Planning Board pursuant to the terms of the Existing Management Agreement of any Existing Practice, including, without limitation, approval of the budget of any Existing Practice, then neither Parent nor Merger Sub will be in breach of any Existing Agreement or this Agreement (regardless of whether such action or inaction causes a decrease in the number of Retained Shares that would otherwise be distributed to the Shareholders on the Distribution Date or a decrease in the balance of the Replacement Promissory Note pursuant to the operation of Section 7.12 or Section 7.13).

                  (b) Parent and Merger Sub each agree that if either of them materially violates any provision of this Agreement during the Determination Period, or changes the terms of the Existing Management Agreements during the Determination Period, and such violation or change has the direct effect of reducing the number of Retained Shares that would otherwise be distributed to the Shareholders on the Distribution Date or decreasing the amount payable under the Replacement Promissory Note pursuant to the operation of Section 7.12 or
Section 7.13, then the Adjustment  Calculations and the amounts calculated under
Section 7.12 and Section 7.13 shall be calculated as if such breach or change had not occurred.

                  (c) Parent and Merger Sub acknowledge that certain of the physicians in the Company Existing Practices owe the Company money because the Company has advanced sums under the respective Existing Management Agreements in excess of the difference between the monthly Practice Accrual Earnings and the Service Fee (as defined in the respective Existing Management Agreements) (as reflected on the Company's books as of June 30, 1999, and in the Side Letter Agreements relating to the excess payments executed by certain physicians, the "Advances"). Parent, Merger Sub and the Company each acknowledge that each Advance may be increased, after the Closing, in order to correct any inaccurate estimates of Adjustments (as defined in the respective Existing Management Agreement) with respect to accounts receivable existing on June 30, 1999 (the amount of such increase, if any, the "Excess Advances"). Solely for purposes of construing Parent's and Merger Sub's obligations under this Section 7.15, if Parent or Merger Sub (or any other FemPartners' subsidiary) fails or refuses to collect that portion of the Excess Advances which exceed the lesser of (i) $12,000 (per physician) or (ii) ten percent (10%) of the net book value of the

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accounts  receivable of the respective  Company Existing Practice as of June 30,
1999, then, except for the practices of M.R. Jafarnia, M.D. & Associates, Donald Columbus, M.D., P.A. and Lawrence M. Slocki, M.D., P.A. (which are governed by the Side Letter Agreements between the Company and such physicians), such failure or refusal will not be considered a material breach of, or change to, the respective Existing Management Agreements or this Agreement (regardless of whether such action or inaction causes a decrease in the number of Retained
Shares  that  would  otherwise  be  distributed  to  the   Shareholders  on  the
Distribution Date or a decrease in the balance of the Replacement Promissory Note pursuant to the operation of Section 7.12 or 7.13). Subject to the terms of the Existing Management Agreements and the applicable Side Letter Agreements entered into with the physicians with respect to the Advances and Excess Advances, Parent and Merger Sub agree that they shall use their commercially reasonable efforts (as though Parent and Merger Sub were not affiliated with the physicians) to collect (y) the total amount of each Advance (subject to any decrease, after the Closing, based solely on higher-than-estimated actual collections of accounts receivable existing on June 30, 1999), and (z) the total amount of any Excess Advance subject to the limitations above; provided, however, that Parent and Merger Sub shall not be required to collect any amounts that Lawrence M. Slocki, M.D. would have received from Medicaid billings, but that are no longer collectible solely because of the delay by the Company in billing such Medicaid amounts. Any failure to use commercially reasonable efforts (as though Parent and Merger Sub were not affiliated with the physicians) to collect the amounts described in the immediately preceding sentence will be considered a breach solely for the purposes of construing Parent's and Merger Sub's obligations under this Section 7.15.

         Section 7.16. Insurance. Parent and Merger Sub agree to maintain at all times after the Closing Date and until July 1, 2001, a prior acts insurance policy providing insurance coverage of the same scope, in the same amounts and subject to the same deductibles as the Company's insurance in effect immediately prior to the Closing Date.

                                  ARTICLE VIII

                              CONDITIONS TO CLOSING

         Section 8.1. Conditions to Each Party's Obligation to Effect the Merger. The respective obligations of each party to effect the Merger shall be subject to the fulfillment or waiver, if permissible, at or prior to the Effective Time of the following conditions:

                  (a) no preliminary or permanent injunction or other order or decree by any federal or state court which prevents the consummation of the Merger shall have been issued and remain in effect (each party agreeing to use its reasonable efforts to have any such injunction, order or decree lifted); and

                  (b) no action shall have been taken, and no statute, rule or regulation shall have been enacted, by any state or federal government or governmental agency in the United States which would prevent the consummation of the Merger or make the consummation of the Merger illegal.

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         Section  8.2.  Conditions  to  Obligation  of the Company to Effect the
Merger. Unless waived by the Company, the obligation of the Company to effect the Merger shall be subject to the fulfillment at or prior to the Effective Time of the following additional conditions:

                  (a) Parent and Merger Sub shall have performed in all material respects (or in all respects in the case of any agreement containing any materiality qualification) their agreements contained in this Agreement required to be performed on or prior to the Closing Date;

                  (b) the representations and warranties of Parent and Merger Sub contained in this Agreement shall be true and correct in all material respects (or in all respects in the case of any representation or warranty containing any materiality qualification) on and as of the date made and on and as of the Closing Date as if made at and as of such date;

                  (c) since the date of this agreement, there shall have been no changes that constitute, and no event or events shall have occurred which have resulted in or constitute, a Material Adverse Effect;

                  (d) all governmental waivers, consents, orders, permit transfers (including without limitation Environmental Permits) and approvals legally required for the consummation of the Merger and transactions contemplated hereby or to permit Parent to carry on the business of the Company after Closing in accordance with past customs and practice shall have been obtained and be in effect at the Closing Date, and no Governmental Authority shall have promulgated any statute, rule or regulation which, when taken together with all such promulgations, would materially impair the value of the Company to Parent;

                  (e) all waivers, consents and approvals from third parties necessary for the transfer of any material contracts, financial assurances and any other rights and benefits in connection with the Merger, or necessary for the consummation of the Merger and the transactions contemplated hereby shall have been obtained and be in effect at the Closing Date;

                  (f) the boards of directors of Parent and Merger Sub shall have authorized the execution, delivery and performance of the Agreement and all related documents and agreements contemplated herein;

                  (g) Parent shall execute and deliver to each of Kenneth Shifrin, Duane Boyd and John Hedrick a Non-Competition Agreement, in the form attached hereto as Exhibit H (collectively, the "Noncompetition Agreements");

                  (h)      Merger Sub shall execute the Replacement Promissory
Note;

                  (i) Parent shall execute and deliver to APS a Guaranty of performance under the Replacement Promissory Note, in the form attached hereto as Exhibit I;

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

                  (j) Parent and Merger Sub shall deliver executed Certificate and Articles of Merger necessary to effect the Merger referred to in Section 1.1;

                  (k) Parent shall have delivered to the Company written documentation, satisfactory to the Company, that evidences the waiver by Parent's preferred stock holders of any rights related to or arising from Parent's execution of this Agreement and the consummation of the transactions contemplated herein, if such right would not otherwise have arisen or existed, including without limitation, any mandatory redemption rights, rights to receive additional shares of capital stock of Parent upon conversion of preferred stock or any other similar rights;

                  (l) the Company shall have completed its due diligence review regarding the Parent and its business, operations, assets, liabilities, taxes, insurance, contracts, prospects and environmental and other matters as the Company deems relevant and the Company shall be satisfied, in its sole discretion, with the results of such review;

                  (m)  The  Company  shall  have   received  a  Co-Sale   Rights
Agreement, in the form attached hereto as Exhibit J, executed by each holder of Series A Preferred Stock of Parent;

                  (n) the Company shall have received a certificate executed on behalf of Parent by the Chief Executive Officer or a Vice President of Parent and on behalf of Merger Sub by the President or a Vice President of Merger Sub with respect to (a) through (g) above;

                  (o) the Company shall have obtained approval of the Merger by each of its shareholders in the form required under the Texas Business Corporation Act; and

                  (p) the Company shall have received an Investors' Certificate from each Shareholder, in the form attached hereto as Exhibit M.

         Section 8.3. Conditions to Obligations of Parent and Merger Sub to Effect the Merger. Unless waived by Parent and Merger Sub, the obligations of Parent and Merger Sub to effect the Merger shall be subject to the fulfillment at or prior to the Effective Time of the additional following conditions:

                  (a) the Company shall have performed in all material respects (or in all respects in the case of any agreement containing any materiality qualification) its agreements contained in this Agreement required to be performed on or prior to the Closing Date;

                  (b) the representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects (or in all respects in the case of any representation or warranty containing any materiality qualification) on and as of the date made and on and as of the Closing Date as if made at and as of such date;

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

                  (c) since the date hereof, there shall have been no changes that constitute, and no event or events shall have occurred which have resulted in or constitute, a Material Adverse Effect;

                  (d) all governmental waivers, consents, orders, permit transfers (including without limitation Environmental Permits) and approvals legally required for the consummation of the Merger and the transactions contemplated hereby or to permit Parent to carry on the business of the Company after Closing in accordance with past customs and practice shall have been obtained and be in effect at the Closing Date, and no Governmental Authority shall have promulgated any statute, rule or regulation which, when taken together with all such promulgations, would materially impair the value of the Company to Parent;

                  (e) all waivers, consents and approvals from third parties necessary for the transfer of any material contracts, financial assurances and any other rights and benefits in connection with the Merger, or necessary for the consummation of the Merger and the transactions contemplated hereby shall have been obtained and be in effect at the Closing Date;

                  (f) all transactions, contracts, agreements and guarantees between the Company and any Shareholder or any Affiliate of the Company or any Shareholder shall have been terminated and all amounts owed by the Shareholders and their Affiliates to the Company shall have been paid in full, and the Parent shall have received releases in form and substance satisfactory to Parent with respect to same;

                  (g) all outstanding subscriptions, options, calls, share purchase rights or voting trusts, proxies or other arrangements relating to the capital stock of the Company shall be extinguished by the Closing Date, and the Parent shall have received releases in form and substance satisfactory to Parent with respect to same;

                  (h) the board of directors and shareholders of the Company shall approve this Agreement and the closing of the transactions contemplated herein;

                  (i) the officers and directors of the Company shall deliver to Parent an instrument dated the Closing Date releasing the Company from any and all claims of such officers and directors (except as to accrued compensation prior to the Closing Date in accordance with the terms of the Agreement);

                  (j) Parent shall have completed its due diligence review regarding the Company and its business, operations, assets, liabilities, taxes, insurance, contracts, prospects and environmental and other matters as Parent deems relevant and Parent shall be satisfied, in its sole discretion, with the results of such review;

                  (k) Parent shall have received a lease agreement executed by APS in the form attached hereto as Exhibit K;

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                  (l)      Parent shall have received a Subordination Agreement
executed by APS in the form attached hereto as Exhibit L;

                  (m) Kenneth Shifrin, Duane Boyd and John Hedrick shall execute and deliver to Parent the Noncompetition Agreements;

                  (n) Parent shall have received an Investors' Certificate from each Shareholder, in the form attached hereto as Exhibit M;

                  (o) Parent shall have received an Investor Rights Agreement, as amended, executed by the Shareholders in the form attached hereto as Exhibit N;

                  (p) Parent shall have received an executed Professional Service Provider Security Agreement (including the Deposit Account Agreement, the Closing Certificate of Managed Practice, the Secretary's Certificate with the attached Board of Director Resolutions and the UCC-7 Financing Statement) from each of the Company Existing Practices in the form attached hereto as Exhibit O;

                  (q) Parent shall have received an executed Security Agreement from each of the Company Existing Practices in the form attached hereto as Exhibit P;

                  (r) the Company shall deliver executed Certificate and Articles of Merger necessary to effect the Merger referred to in Section 1.1;

                  (s) Parent shall have received a certificate, dated within ten
(10) days of the Closing Date, of the Secretary of the State of Texas establishing that the Company is in existence and is in good standing to transact business in the state of incorporation;

                  (t) Parent shall have received the resignations of the directors and officers of the Company; and

                  (u) Parent shall have received a certificate executed on behalf of the Company by the President or Chief Executive Officer of the Company and each of the Shareholders with respect to (a) through (i) above.

                                   ARTICLE IX

                        TERMINATION, AMENDMENT AND WAIVER

         Section 9.1. Termination. This Agreement may be terminated at any time prior to the Effective Time as follows:

                  (a)      The Company shall have the right to terminate this
Agreement:

                           (i) if the representations and warranties of Parent and Merger Sub shall fail to be true and correct in all material

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

         respects (or in all respects in the case of any representation or warranty containing any materiality qualification) on and as of the date made or, except in the case of any such representations and warranties made as of a specified date, on and as of any subsequent date as if made at and as of subsequent date and such failure shall not have been cured in all material respects (or in all respects in the case of any representation or warranty containing any materiality qualification) within 30 days after written notice of such failure is given to Parent by the Company;

                           (ii) if the Merger is not completed by August 31, 1999 (provided that the right to terminate this Agreement under this Section 9.1(a)(ii) shall not be available to the Company if the failure of the Company to fulfill any obligation to Parent under or in connection with this Agreement has been the cause of or resulted in the failure of the Merger to occur on or before such date);

                           (iii)    if the Merger is enjoined by a final,
unappealable court order; or

                           (iv) if Parent or Merger Sub (A) fails to perform in any material respect any of its covenants (or in all respects in the case of any covenant containing any materiality qualification) in this Agreement and (B) does not cure such default in all material respects (or in all respects in the case of any covenant containing any materiality qualification) within 30 days after notice of such default is given to Parent by the Company.

                  (b)   Parent shall have the right to terminate this Agreement;

                           (i) if the representations and warranties of the Company shall fail to be true and correct in all material respects (or in all respects in the case of any representation or warranty containing any materiality qualification) on and as of the date made or, except in the case of any such representations and warranties made as of a specified date, on and as of any subsequent date as if made at and as of such subsequent date and such failure shall not have been cured in all material respects (or in all respects in the case of any representation or warranty containing any materiality qualification) within 30 days after written notice of such failure is given to the Company by Parent;

                           (ii) if the Merger is not completed by August 31, 1999 (provided that the right to terminate this Agreement under this Section 9.1(b)(ii) shall not be available to Parent if the failure of Parent to fulfill any obligation to the Company under or in connection with this Agreement has been the cause of or resulted in the failure of the Merger to occur on or before such date);

                           (iii)    if the Merger is enjoined by a final,
unappealable court order; or

                           (iv) if the Company (A) fails to perform in any material respect (or in all respects in the case of any covenant containing any materiality qualification) any of its covenants in this Agreement and (B) does not cure such default in all material respects

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

         (or in all respects in the case of any covenant containing any materiality qualification) within 30 days after notice of such default is given to the Company by Parent.

                  (c)      The Company and Parent mutually agree.

         Section 9.2. Effect of Termination. In the event of termination of this Agreement by either Parent or the Company pursuant to the provisions of Section 9.1, this Agreement shall forthwith become void and there shall be no further obligations on the part of the Company, Parent, Merger Sub or their respective officers or directors (except as set forth in Sections 11.5 and 11.6, each of which shall survive termination); provided, however, that nothing in this
Section 9.2 shall relieve either party from liability for any breach of this Agreement.

         Section 9.3. Amendment. This Agreement may not be amended except by an instrument in writing signed on behalf of all of the parties.

         Section 9.4. Extensions; Waiver. At any time prior to the Effective Time, the parties hereto may (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant thereto and (c) waive compliance with any of the agreements or conditions herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid if set forth in an instrument in writing signed on behalf of such party.

                                    ARTICLE X

                                 INDEMNIFICATION

         Section 10.1. The Shareholders' Indemnity Obligations. The Shareholders shall, severally and not jointly, indemnify and hold harmless the Company, Parent and the Company's and Parent's respective officers, directors, stockholders, employees, agents, representatives and Affiliates (each a "Parent Indemnified Party") from and against any and all claims (including without limitation, Environmental Claims malpractice claims, escheat laws and claims pursuant to Sections 5.28 and 5.29), actions, causes of action, arbitrations, proceedings, losses, damages, remediations, liabilities, strict liabilities, judgments, fines, penalties and expenses (including, without limitation, reasonable attorneys' fees) (collectively, the "Indemnified Amounts") paid, imposed on or incurred by a Parent Indemnified Party, directly or indirectly, relating to, resulting from or arising out of, or any allegation of a third party of (a) any breach or misrepresentation in any of the representations and warranties made by the Company in this Agreement, including without limitation with respect to environmental matters, or any certificate or instrument delivered in connection with this Agreement, (b) any violation or breach by the Company of or default by the Company under the terms of this Agreement or any certificate or instrument delivered in connection with this Agreement, (c) any act or omission by the Company or any shareholder, officer, director, employee, agent or representative of the Company, occurring on or prior to the Closing Date (including any claim by a third party, including employees and customers, arising out of or related to any act or omission by the Company or any shareholder, officer, director, employee, agent or representative of the Company

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

occurring on or prior to the Closing Date) or (d) any Environmental Claim and/or any violation of any Environmental Law if such Environmental Claim or violation relates, directly or indirectly, to events, conditions, operations, facts or circumstances which occurred or commenced on or prior to the Closing Date. The obligation of Shareholders to provide indemnification to a Parent Indemnified
Party hereunder based on a breach of representation or warranty shall arise without regard to any materiality or knowledge qualifier set forth in such representation or warranty, except for any claim based on fraud. For purposes of this Section 10.1, Indemnified Amounts shall include without limitation those Indemnified Amounts ARISING OUT OF THE STRICT LIABILITY (INCLUDING BUT NOT LIMITED TO STRICT LIABILITY ARISING PURSUANT TO ENVIRONMENTAL LAWS) OR NEGLIGENCE OF ANY PARTY, INCLUDING ANY PARENT INDEMNIFIED PARTY, WHETHER SUCH NEGLIGENCE BE SOLE, JOINT OR CONCURRENT, ACTIVE OR PASSIVE.

         Section 10.2. Parent's Indemnity Obligations. Parent and Merger Sub shall indemnify and hold harmless the Shareholders and the Shareholders' agents, representatives and Affiliates (each a "Shareholders' Indemnified Party") from and against any and all Indemnified Amounts incurred by a Shareholders' Indemnified Party as a result of (a) any breach or misrepresentation in any of the representations and warranties made by or on behalf of Parent or Merger Sub in this Agreement or any certificate or instrument delivered in connection with this Agreement, (b) any violation or breach by Parent or Merger Sub of or default by Parent under the terms of this Agreement or any certificate or instrument delivered in connection with this Agreement, (c) any act or omission by the Parent or any Parent Indemnified Party, occurring after the Closing Date (including any claim by a third party, including employees and customers, arising out of or related to any act or omission by the Parent or any Parent Indemnified Party occurring after the Closing Date) or (d) any Environmental Claim and/or any violation of any Environmental Law if such Environmental Claim or violation relates, directly or indirectly, to events, conditions, operations, facts or circumstances which occurred or commenced after the Closing Date. The obligation of Parent to provide indemnification to a Shareholders' Indemnified Party hereunder based on a breach of representation or warranty shall arise without regard to any materiality or knowledge qualifier set forth in such representation or warranty, except for any claim based on fraud. For purposes of this Section 10.2, Indemnified Amounts shall include without limitation those Indemnified Amounts ARISING OUT OF THE STRICT LIABILITY (INCLUDING BUT NOT LIMITED TO STRICT LIABILITY ARISING PURSUANT TO ENVIRONMENTAL LAWS) OR NEGLIGENCE OF ANY PARTY, INCLUDING ANY SHAREHOLDERS' INDEMNIFIED PARTY, WHETHER SUCH NEGLIGENCE BE SOLE, JOINT OR CONCURRENT, ACTIVE OR PASSIVE. Notwithstanding the foregoing, neither Parent nor Merger Sub shall indemnify the Shareholders or Shareholders' Indemnified Parties under subsections (c) or (d) above for any reduction in the value of the Parent Common Stock issued as Merger Consideration pursuant to this Agreement based on an event or circumstance which occurs after the Closing Date.

         Section 10.3. Indemnification Procedures. All claims for indemnification under this Agreement shall be asserted and resolved as follows:

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                  (a) A party claiming  indemnification under this Agreement (an
"Indemnified Party") shall with reasonable promptness (i) notify the party from whom indemnification is sought (the "Indemnifying Party") of any third-party claim or claims asserted against the Indemnified Party ("Third Party Claim") for which indemnification is sought and (ii) transmit to the Indemnifying Party a copy of all papers served with respect to such claim (if any) and a written notice ("Claim Notice") containing a description in reasonable detail of the nature of the Third Party Claim, an estimate of the amount of damages attributable to the Third Party Claim to the extent feasible (which estimate shall not be conclusive of the final amount of such claim) and the basis of the Indemnified Party's request for indemnification under this Agreement.

         Within 15 days after receipt of any Claim Notice (the "Election Period"), the Indemnifying Party shall notify the Indemnified Party (i) whether the Indemnifying Party disputes its potential liability to the Indemnified Party with respect to such Third Party Claim and (ii) whether the Indemnifying Party desires, at the sole cost and expense of the Indemnifying Party, to defend the Indemnified Party against such Third Party Claim.

         If the Indemnifying Party notifies the Indemnified Party within the Election Period that the Indemnifying Party elects to assume the defense of the Third Party Claim, then the Indemnifying Party shall have the right to defend, at its sole cost and expense, such Third Party Claim by all appropriate proceedings, which proceedings shall be prosecuted diligently by the Indemnifying Party to a final conclusion or settled at the discretion of the Indemnifying Party in accordance with this Section 10.3(a). The Indemnifying Party shall have full control of such

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

defense and  proceedings.  The Indemnified

Party is hereby authorized, at the sole cost and expense of the Indemnifying Party, to file, during the Election Period, any motion, answer or other pleadings that the Indemnified Party shall reasonably deem necessary or appropriate to protect its interests. If requested by the Indemnifying Party, the Indemnified Party reasonably agrees to cooperate with the Indemnifying Party and its counsel in contesting any Third Party Claim that the Indemnifying Party elects to contest, including, without limitation, the making of any related counterclaim against the person asserting the Third Party Claim or any cross-complaint against any person. Except as otherwise provided herein, the Indemnified Party may participate in, but not control, any defense or settlement of any Third Party claim controlled by the Indemnifying Party pursuant to this
Section 10.3 and shall bear its own costs and expenses with respect to such participation.

         If the Indemnifying Party fails to notify the Indemnified Party within the Election Period that the Indemnifying Party elects to defend the Indemnified Party pursuant to the preceding paragraph, or if the Indemnifying Party elects to defend the Indemnified Party but fails to prosecute or settle the Third Party Claim as herein provided or if the Indemnified Party reasonably objects to such election on the grounds that counsel for such Indemnified Party cannot represent both the Indemnified Party and the Indemnifying Parties because such representation would be reasonably likely to result in a conflict of interest, then the Indemnified Party shall have the right to defend, at the sole cost and expense of the Indemnifying Party, the Third Party Claim by all appropriate proceedings, which proceedings shall be promptly and vigorously prosecuted by the Indemnified Party to a final conclusion or settled. In such a situation, the Indemnified Party shall have full control of such defense and proceedings and the Indemnifying Party may participate in, but not control, any defense or settlement controlled by the Indemnified Party pursuant to this Section 10.3, and the Indemnifying Party shall bear its own costs and expenses with respect to such participation.

         The Indemnifying Party shall not settle or compromise any Third Party Claim unless (i) the terms of such compromise or settlement require no more than the payment of money (i.e., such compromise or settlement does not require the Indemnified Party to admit any wrongdoing or take or refrain from taking any action), (ii) the full amount of such monetary compromise or settlement will be paid by the Indemnifying Party, and (iii) the Indemnified Party receives as part of such settlement a legal, binding and enforceable unconditional satisfaction and/or release, in form and substance reasonably satisfactory to it, providing that such Third Party Claim and any claimed lability of the Indemnified Party with respect thereto is being fully satisfied by reason of such compromise or settlement and that the Indemnified Party is being released from any and all obligations or liabilities it may have with respect thereto. The Indemnified Party shall not settle or admit liability to any Third Party Claim without the prior written consent of the Indemnifying Party unless (x) the Indemnifying Party has disputed its potential liability to the Indemnified Party, and such dispute either has not been resolved or has been resolved in favor of the Indemnifying Party or (y) the Indemnifying Party has failed to respond to the Indemnified Party's Claim Notice.

                  (b) In the event any  Indemnified  Party  should  have a claim against any Indemnifying Party hereunder that does not involve a Third Party Claim, the Indemnified Party shall transmit to the Indemnifying Party a written notice (the "Indemnity Notice") describing in reasonable detail the nature of the claim, an estimate of the amount of damages attributable to such claim to the extent feasible (which estimate shall not be conclusive of the final amount of such claim) and the basis of the Indemnified Party's request for indemnification under this Agreement.

         Section 10.4.  Determination and Payment of Indemnified Amounts.

                  (a) Determination of Indemnified Amounts. Subject to the limitations on Indemnified Amounts set forth in Section 10.7, the Indemnified Amounts payable by an Indemnifying Party hereunder shall be determined (i) by binding arbitration pursuant to Section 11.6 hereof or (ii) if no party requests such arbitration, then by (A) the written agreement of the parties, (B) mediation, (C) final judgment or decree of any court of competent jurisdiction, or (D) by any other means agreed to in writing by the parties. A judgment or decree of a court shall be deemed final when the time for appeal, if any, shall have expired and no appeal shall have been taken or when all appeals taken have been fully determined.

                  (b) Payment of Indemnified Amounts. For the purpose of satisfying any Indemnified Amounts under this Article X, the Parent Common Stock shall be conclusively valued at a per share price of $7.00 per share. Subject in all cases to the limitations on liability set forth in Sections 10.5 and 10.6, the Indemnifying Party shall pay to the Indemnified Party the Indemnified Amount to which the Indemnified Party may become entitled by reason of this Agreement, payable in the following manner:

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                           (i)  Indemnified  Amounts  Payable by Parent.  Parent
         may, in its sole discretion, pay an Indemnified Amount by issuing additional shares of Parent Common Stock or by making a cash payment to the Shareholders' Indemnified Parties, such payment to be made within fifteen (15) days after such Indemnified Amount is finally determined pursuant to this Section 10.4.

                           (ii) Indemnified Amounts Payable by the Shareholders Prior to the Distribution Date. With respect to the aggregate of all Indemnified Amounts owed by the Shareholders that are determined prior to the Distribution Date, Shareholders shall (subject to subsection
         (iv) below) fully satisfy such Indemnified Amounts by immediately forfeiting their right to receive on the Distribution Date that number of Retained Indemnity Shares which fully satisfies such Indemnified Amount; provided, however, that the Shareholders shall not be required to satisfy or pay prior to the Distribution Date such finally determined Indemnified Amounts to the extent that such amounts exceed the value of the Retained Indemnity Shares; provided further, that any portion of such finally determined Indemnified Amounts which exceeds the value of the Retained Indemnity Shares (the "Final Suspended Indemnified Amounts") shall be held in abeyance pending final calculation of the Earnout Distribution on the Distribution Date. Subject to subsection (iv), on the Distribution Date, the Shareholders shall satisfy any Final Suspended Indemnified Amounts by forfeiting the right to receive all or any portion of shares of Parent Common Stock constituting the Earnout Distribution as provided in Section 3.2.

                           (iii) Indemnified Amounts Asserted by Parent Indemnified Parties Prior to the Distribution Date, but Not Finally Determined Prior to the Distribution Date. With respect to the aggregate of all Indemnified Amounts first asserted prior to the Distribution Date, but that are not finally determined on or before the Distribution Date (the "Pending Indemnified Amounts"), a sufficient number of shares of Parent Common Stock, otherwise distributable to the Shareholders on the Distribution Date (including the Retained Shares), shall not be distributed to the Shareholders but shall instead be held by Parent in escrow pending (and shall be distributed only upon) final determination of such Pending Indemnified Amounts. Shares held by Parent in escrow after the Distribution Date pursuant to this subsection (iii) shall first be comprised of any Retained Indemnity Shares not forfeited pursuant to subsection (ii) above and next be comprised of any shares of Parent Common Stock constituting the Earnout Distribution, if any, that were not forfeited pursuant to subsection
         (ii) above.

                           (iv) Indemnified Amounts Payable to Parent Indemnified Parties Which Cannot be Satisfied by the Retained Indemnity Shares and the Shares of Parent Common Stock Constituting the Earnout Distribution. With respect to the aggregate of all Indemnified Amounts payable to Parent Indemnified Parties which (A) exceed the Retained Indemnity Shares and the shares of Parent Common Stock constituting the Earnout Distribution and/or (B) are asserted after such shares have been distributed to the Shareholders, APS shall,

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         subject  to APS'
         limitation on liability set forth in Section 10.5, solely be responsible for paying 64% of such Indemnified Amounts when finally determined (except for Indemnified Amounts exclusively arising directly out of a breach or misrepresentation under Sections 5.2 and 5.4 of this Agreement, which shall be 100% of such Indemnified Amounts when finally determined). In the event that APS no longer owns a sufficient number of shares of Parent Common Stock to fully satisfy its maximum obligation under this subsection (iv), then (and only then) shall APS be required to pay cash to satisfy such Indemnified Amounts (up to its maximum liability provided in Section 10.5 and as further limited in this subsection (iv)).

         Section 10.5.  Limitation of Shareholders' Liability.

                  (a)  Notwithstanding  anything to the  contrary  contained  in
Article X, the aggregate liability of each Shareholder (other than APS) for any event or occurrence giving rise to an Indemnified Amount payable by that
Shareholder under Section 10.1 shall be limited to that Shareholders' proportionate share of the Retained Shares plus any other shares of Parent Common Stock constituting the Earnout Distribution, multiplied by $7, payable as set forth in Section 10.4. The shares of Parent Common Stock transferred to the Parent Indemnified Parties hereunder shall be free and clear of all liens, claims, options, pledges, encumbrances, restrictions and adverse interest of any kind or nature whatsoever. The Shareholders shall each have the option of satisfying their respective indemnification obligations under Section 10.1 by using cash instead of Parent Common Stock.

                  (b)  Notwithstanding  anything to the  contrary  contained  in
Article X, the aggregate liability of APS for any event or occurrence giving rise to an Indemnified Amount payable by APS under Section 10.1 shall be limited to the number of shares of Parent Common Stock issued to APS as part of the Merger Consideration, multiplied by $7, payable as set forth in Section 10.4. The shares of Parent Common Stock transferred to the Parent Indemnified Parties hereunder shall be free and clear of all liens, claims, options, pledges, encumbrances, restrictions and adverse interest of any kind or nature whatsoever. In accordance with Section 10.4(b)(iv) APS shall have the option of satisfying its respective indemnification obligations under Section 10.1 by using cash instead of Parent Common Stock. Notwithstanding anything to the contrary contained in Article X, APS shall never be required to pay cash pursuant to this Article X, except in instances where, and only to the extent that (i) APS is obligated to pay an Indemnified Amount under this Article X after the Distribution Date, (ii) the aggregate amount of APS' prior payments under this Article X is less than the maximum aggregate liability of APS determined pursuant to the first sentence of this subsection (b), (iii) APS has sold, transferred or otherwise disposed of any of its Parent Common Stock, and
(iv) as a result of such disposition(s), APS does not have a sufficient number of shares of Parent Common Stock to satisfy such Indemnified Amount.

                  (c) Parent Indemnified Parties are entitled to indemnification pursuant to Section 10.1 only to the extent that the amount of any Indemnified Amount, individually or in the aggregate, exceeds $100,000, and then to the full amount of such Indemnified Amount, including the first $100,000.

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         Section 10.6.  Limitation of Parent's Liability.

                  (a)  Notwithstanding  anything to the  contrary  contained  in
Article X, the aggregate liability of Parent for any event or occurrence giving rise to an Indemnified Amount payable by Parent under Section 10.2 shall be limited to the number of shares of parent Common Stock issued to APS as part of the Merger Consideration, multiplied by $7, payable as set forth in Section 10.4.

                  (b) Company Indemnified Parties are entitled to indemnification pursuant to Section 10.2 only to the extent that the amount of any Indemnified Amount, individually or in the aggregate, exceeds $100,000 and then to the full amount of such Indemnified Amount, including the first $100,000.

         Section 10.7. Limitation on Indemnified Amounts. Notwithstanding any provision of this Article X to the contrary, Indemnified Amounts owed by an Indemnifying Party to an Indemnified Party shall be reduced by the amount of any mitigating recovery or benefit (net of reasonable expenses and tax and other costs incurred in obtaining such recovery or benefit) an Indemnified Party shall have received or otherwise enjoyed with respect thereto from any recovery under any insurance policies, without regard to whether the Indemnified Party or another person paid the premiums therefor. If such a mitigating recovery is received by an Indemnified Party after it receives payment under this Agreement with respect to Indemnified Amounts, then a refund equal in aggregate amount to the mitigating recovery, net of reasonable expenses and tax or other costs incurred in obtaining recovery, shall be made promptly to the Indemnifying Party. Notwithstanding the foregoing or any other provision of this Agreement, no Parent Indemnified Person shall be entitled to indemnification hereunder with respect to an indemnifiable claim to the extent such claim directly causes (i) a reduction to the principal amount of the Replacement Promissory Note or an offset against interest otherwise due and payable thereunder as a result of the operation of Section 7.12 of this Agreement, or (ii) a reduction in the Earnout Distribution pursuant to Section 3.2 of this Agreement.

         Section 10.8. Right of Subrogation. Upon payment by an Indemnifying Party of an Indemnified Amount, the Indemnifying Party shall, with respect to the amount paid, be subrogated to all causes of action, rights of recovery and/or enforcement rights that the Indemnified Party may have under any contract, agreement, instrument or understanding (other than this Agreement and the other agreements entered into in connection herewith) to which an Indemnified Party is a party or otherwise receives benefits.

                                   ARTICLE XI

                               GENERAL PROVISIONS

         Section 11.1. Survival. The representations and warranties set forth in this Agreement and in any certificate or instrument delivered in connection

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herewith  shall be continuing  and shall survive the Closing for a period of two
(2) years following the Closing Date; provided, however, that in the case of all representations and warranties, there shall be no such termination with respect to any such representation or warranty as to which a bona fide claim has been asserted by written notice of such claim delivered to the party or parties making such representation or warranty prior to the expiration of the survival period; provided, further, that the representations and warranties set forth in Sections 4.2, 4.8, 4.12, 4.13, 4.15, 4.22, 5.2, 5.8, 5.12, 5.13, 5.15, and 5.23
hereof shall survive the Closing for four (4) years (provided, however, that with respect to Section 4.8 and 5.8, the representations contained therein do not extend past two years after the Closing Date with respect to malpractice claims against or related to the Parent Existing Practices or the Company Existing Practices). The covenants and agreements, including but not limited to, indemnification obligations, set forth in this Agreement and in any certificate or instrument delivered in connection herewith shall be continuing and survive Closing; provided, however, that the indemnification obligations of the parties hereto (i) set forth in Sections 10.1(a) and 10.2(a) with respect to a breach of a representation or warranty shall terminate at the time such particular representation or warranty shall terminate, and (ii) set forth in Sections 10.1(b), (c), and (d) and 10.2(b), (c) and (d) shall terminate three years following the Closing Date.

         Section 11.2. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, mailed by registered or certified mail (return receipt requested) or sent via facsimile to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                  (a)      If to Parent or Merger Sub to:

                           FemPartners, Inc.
                           1300 Post Oak Boulevard, Suite 600
                           Houston, Texas 77056
                           Attention: William C. Altman

                             Telecopy: 713/512-8080

                  with a copy to:

                           Locke Liddell & Sapp LLP
                           3400 Chase Tower
                           600 Travis
                           Houston, Texas 77002
                           Attention: H. William Swanstrom
                           Telecopy: 713/223-3717

              (b)  if to the Company (prior to Closing) or the Shareholders, to:

                           Syntera HealthCare Corporation
                           1301 S. Capital of Texas Highway, Suite C-300 Austin, Texas 78746
                           Attention: President

                           Telecopy: 512/314-4398

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

                  with a copy, in the case of notice to the Company, to:

                           Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                         816 Congress Avenue, Suite 1900

                           Austin, Texas 78701
                              Attention: Tim LaFrey

                             Telecopy: 512/703-1111

         Section 11.3. Interpretation. The headings contained in this Agreement are for reference purposes only and shall not affect in any way or interpretation of this Agreement. In this Agreement, unless a contrary intention appears, (i) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision and (ii) reference to any Article or Section means such Article or Section hereof. No provision of this Agreement shall be interpreted or construed against any party hereto solely because such party or its legal representative drafted such provision. When used herein, the phrases "Company's knowledge," "knowledge of the Company" or similar words or phrases shall exclusively refer to the current actual knowledge of the following persons: Ken Shifrin, Duane Boyd, John Hedrick, Bill Hayes and Colleen Webb. Furthermore, when used herein, the phrases "Parent's knowledge," "knowledge of Parent" or similar words or phrases shall exclusively refer to the current actual knowledge of the following persons: William Altman, Danguole Spakevicius, Jack Thompson and John Watson.

         Section 11.4. Miscellaneous. This Agreement (including the documents and instruments referred to herein) (a) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof (including, without limitation, that certain Letter of Intent dated March 24, 1999, and any amendments thereto or replacements thereof), and (b) shall not be assigned by operation of law or otherwise except that Merger Sub may assign this Agreement to any other wholly-owned Subsidiary of Parent, but no such assignment shall relieve the Parent or the Merger Sub, as the case may be, of its obligations hereunder.

         Section 11.5. Governing Law. THIS AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS, INCLUDING VALIDITY, INTERPRETATION AND EFFECT, BY THE LAWS OF THE STATE OF TEXAS APPLICABLE TO CONTRACTS EXECUTED AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE.

         Section 11.6.  Binding Arbitration.

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

                  (a) General. Notwithstanding any provision of this Agreement to the contrary, upon the request of any party (defined for the purpose of this provision to include affiliates, principles and agents of any such party), any dispute, controversy or claim (under any theory of law, equity or otherwise, except only for claims exclusively for injunctive relief) arising out of, relating to, or in connection with, this Agreement or any agreement executed in connection herewith or contemplated hereby, or the breach, termination, interpretation, or validity hereof or thereof (hereinafter referred to as a "Dispute"), shall be finally resolved by mandatory and binding arbitration in accordance with the terms hereof; provided, however, that any dispute relating to the non-payment of the Replacement Promissory Note or the provisions of
Section 3.2 or the provisions of Section 7.12 shall not be subject to the provisions of this Section. Any party to this Agreement may bring an action in court to compel arbitration of any Dispute. Any party who fails or refuses to submit any Dispute to binding arbitration following a lawful demand by the opposing party shall bear all costs and expenses incurred by the opposing party in compelling arbitration of such Dispute.

                  (b) Governing  Rules.  The  arbitration  shall be conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association in effect at the time of the arbitration, except as they may be modified herein or by mutual agreement of the parties. The seat of the arbitration shall be Dallas, Texas. Notwithstanding Section 11.5, the arbitration and this clause shall be governed by the Federal Arbitration Act, 9 U.S.C. ss.ss. 1 et seq. (the "Federal Arbitration Act"). The arbitrator shall award all reasonable and necessary costs (including the reasonable fees and expenses of counsel) incurred in conducting the arbitration to the prevailing party in any such Dispute. The parties expressly waive all rights whatsoever to file an appeal against or otherwise to challenge any award by the arbitrators hereunder; provided, that the foregoing shall not limit the rights of either party to bring a proceeding in any applicable jurisdiction to confirm, enforce or enter judgment upon such award (and the rights of the other party, if such proceeding is brought to contest such confirmation, enforcement or entry of judgment, but only to the extent permitted by the Federal Arbitration Act).

                  (c) No Waiver; Preservation of Remedies. No provision of, nor the exercise of any rights under this Agreement shall limit the right of any party to apply for injunctive relief or similar equitable relief with respect to the enforcement of this Agreement or any agreement executed in connection herewith or contemplated hereby, and any such action shall not be deemed an election of remedies. Such rights can be exercised at any time except to the extent such action is contrary to a final award or decision in any arbitration proceeding. The institution and maintenance of an action for injunctive relief or similar equitable relief shall not constitute a waiver of the right of any party, including without limitation the plaintiff, to submit any Dispute to arbitration nor render inapplicable the compulsory arbitration provisions of this Agreement.

                  (d) Arbitration Proceeding. In addition to the authority conferred on the arbitration tribunal by the rules specified above, the arbitration tribunal shall have the authority to order reasonable discovery, including the deposition of party witnesses and production of documents. The arbitral award shall be in writing, state the reasons for the award, and be final and binding on the parties. All statutes of limitations that would otherwise be applicable shall apply to

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

any  arbitration  proceeding.   Any
attorney-client privilege and other protection against disclosure of confidential information, including without limitation any protection afforded the work-product of any attorney, that could otherwise be claimed by any party shall be available to and may be claimed by any such party in any arbitration proceeding. No party waives any attorney-client privilege or any other protection against disclosure of confidential information by reason of anything contained in or done pursuant to or in connection with this Agreement. Each party agrees to keep all Disputes and arbitration proceedings strictly confidential, except for disclosures of information to the parties' legal counsel or auditors or those required by applicable law. The arbitrators shall determine the matters in dispute in accordance with the substantive law of Texas, without regard to conflict of law rules.

                  (e) Appointment of Arbitrators. The arbitration shall be conducted by three (3) arbitrators. The party initiating arbitration (the
"Claimant") shall appoint its arbitrator in its request for arbitration (the "Request"). The other party (the "Respondent") shall appoint its arbitrator within thirty (30) days after receipt of the Request and shall notify the Claimant of such appointment in writing. If the Respondent fails to appoint an arbitrator within such thirty (30) day period, the arbitrator named in the Request shall decide the controversy or claim as sole arbitrator. Otherwise, the two (2) arbitrators appointed by the parties shall appoint a third (3rd) arbitrator within thirty (30) days after the Respondent has notified Claimant of the appointment of the Respondent's arbitrator. When the third (3rd) arbitrator has accepted the appointment, the two (2) party-appointed arbitrators shall promptly notify the parties of the appointment. If the two (2) arbitrators appointed by the parties fail to appoint a third (3rd) arbitrator or so to notify the parties within the time period prescribed above, then the appointment of the third (3rd) arbitrator shall be made by the American Arbitration Association, which shall promptly notify the parties of the appointment. The third (3rd) arbitrator shall act as Chair of the panel.

                  (f) Other Matters. This arbitration provision constitutes the entire agreement of the parties with respect to its subject matter and supersedes all prior discussions, arrangements, negotiations and other communications on dispute resolution. This arbitration provision shall survive any termination, amendment, renewal, extension or expiration of this Agreement or any agreement executed in connection herewith or contemplated hereby unless the parties otherwise expressly agree in writing. The obligation to arbitrate any dispute shall be binding upon the successors and assigns of each of the parties.

         Section 11.7. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

         Section 11.8. Entire Agreement. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties or any of them with respect to the subject matter hereof.

         Section 11.9. Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement; provided, however, that the parties hereto agree that the Shareholders (including, without limitation, APS) are intended third-party beneficiaries under this Agreement and, accordingly, Shareholders holding, in the aggregate, greater than twenty five percent (25%) of the previously distributed portion of the Merger Consideration shall be entitled to enforce the rights conferred upon the Shareholders under this Agreement.

         Section 11.10. Enforcement of the Agreement. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof.

         Section 11.11. Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement, which shall remain in full force and effect.

                                              [Signature Page Follows]

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

         IN WITNESS WHEREOF, Parent, Merger Sub, and the Company have executed and delivered this Agreement effective as of the date first written above.

                                     FEMPARTNERS, INC.


                                    By: /s/ William C. Altman
                                        -----------------------------------
                                    William C. Altman, Executive Vice President


                                    FEMPARTNERS OF CENTRAL TEXAS, INC.


                                    By: /s/ William C. Altman
                                        -----------------------------------
                                    William C. Altman, Executive Vice President


                                    SYNTERA HEALTHCARE CORPORATION


                                    By:      /s/ John A. Hedrick
                                            -------------------------
                                    Name:    John A. Hedrick
                                            -------------------------
                                    Title:   Senior Vice President
                                            -------------------------


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

                                    EXHIBIT A

                                    Glossary

         For purposes of this Agreement, the following terms shall have the meaning specified or referred to below when capitalized (or if not capitalized, unless the context clearly requires otherwise) when used in this Agreement.

         "Business Facility" includes any property (whether real or personal) which Parent, the Company or any of their Subsidiaries currently leases, operates, or owns or manages in any manner or which the Company or any of their Subsidiaries or any of their respective organizational predecessors formerly leased, operated, owned or managed in any manner.

         "Company Intellectual Property" includes all fictitious business names, trade names, brand names, registered and unregistered trademarks, service marks and applications, all patents and patent applications, all copyrights in both published works and unpublished works, and all inventions, processes, formulas, patterns, designs, know-how, trade secrets, confidential information, software, technical information, process technology, plans, drawings and blue prints owned, used or licensed by the Company or its Subsidiaries as licensee or licensor.

         "Environmental Claim" means any claim; litigation; demand; action; cause of action; suit; loss; cost, including, but not limited to, attorneys' fees, diminution in value, and expert's fees; damage; punitive damage; fine, penalty, expense, liability, criminal liability, strict liability, judgment, governmental or private investigation and testing; notification of status of being potentially responsible for clean-up of any facility or for being in violation or in potential violation of any Requirement of Environmental Law; proceeding; consent or administrative orders, agreements or decrees; lien; personal injury or death of any person; or property damage, whether threatened, sought, brought or imposed, that is related to or that seeks to recover losses, damages, costs, expenses and/or liabilities related to, or seeks to impose liability for: (i) improper use or treatment of wetlands, pinelands or other protected land or wildlife; (ii) noise; (iii) radioactive materials (including naturally occurring radioactive materials ["NORM"]; (iv) explosives; (v) pollution, contamination, preservation, protection, decontamination, remediation or clean-up of the air, surface water, groundwater, soil or protected lands;
(vi) solid, gaseous or liquid waste generation, handling, discharge, release, threatened release, treatment, storage, disposal or transportation; (vii) exposure of persons or property to Materials of Environmental Concern and the effects thereof; (viii) the release or threatened release (into the indoor or outdoor environment), generation, extraction, mining, beneficiating, manufacture, processing, distribution in commerce, use, application, transfer, transportation, treatment, storage, disposal or Remediation of Materials of Environmental Concern; (ix) injury to, death of or threat to the health or safety of any person or persons caused directly or indirectly by Materials of Environmental Concern; (x) destruction caused directly or indirectly by Materials of Environmental Concern or the release or threatened release of any Materials of Environmental Concern or any property (whether real or personal);
(xi) the implementation of spill prevention and/or disaster plans relating to Material of Environmental Concern; (xiii) community right-to-know and other disclosure laws; or (xiii) maintaining, disclosing or reporting information to

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

Governmental Authorities of any other third person under any Environmental Law. The term, "Environmental Claim," also includes, without limitation, any losses, damages, costs, expenses and/or liabilities incurred in testing.

         "Environmental Law" means any federal, state, local or foreign law, statute, ordinance, rule, regulation, code, license, permit, authorization, approval, consent, legal doctrine, guidance document, order, consent agreement, order or consent judgment, decree, injunction, requirement or agreement with any governmental entity or any judicial or administrative decision relating to (x) the protection, preservation or restoration of the environment (including, without limitation, air, water, vapor, surface water, groundwater, drinking water supply, surface land, subsurface land, plant and animal life or any other natural resource) or to human health or safety, (y) the exposure to, or the use, storage, recycling, treatment, generation, transportation, processing, handling, labeling, application, production, release or disposal of Materials of Environmental Concern, in each case as amended from time to time, or (z) health, worker protection or community's right to know. The term "Environmental Law" includes, without limitation, (i) the Federal Comprehensive Environmental Response Compensation and Liability Act of 1980, the Superfund Amendments and Reauthorization Act, the Federal Water Pollution Control Act of 1972, the Federal Clean Air Act, the Federal Clean Water Act, the Federal Resource Conservation and Recovery Act of 1976 (including the hazardous and Solid Waste Amendments thereto), the Federal Solid Waste Disposal Act and the Federal Toxic Substances Control Act, the Federal Insecticide, Fungicide and Rodenticide Act, and the Federal Occupational Safety and Health Act of 1970, each as amended from time to time, and (ii) any common law or equitable doctrine (including, without limitation, injunctive relief and tort doctrines such as negligence, nuisance, trespass and strict liability) that may impose liability or obligations for injuries or damages due to, or threatened as a result of, the presence of, effects of or exposure to any Materials of Environmental Concern.

         "Entity" means any corporation (including any non-profit corporation), general partnership, limited partnership, joint venture, estate, trust, cooperative, union, committee, company or other enterprise, association, organization or entity of any nature, other than a Governmental Authority.

         "Environmental Permits" means all permits, licenses, certificates, registrations, identification numbers, applications, consents, approvals, variances, notices of intent, and exemptions necessary for the ownership, use and/or operation of any current Business Facility or to conduct the Company's business as currently conducted in compliance with Requirements of Environmental Laws.

         "GAAP" means generally accepted accounting principals applied on a consistent basis.

         "Governmental Authority" means any foreign governmental authority, the United States of America, any State of the United States, any local authority and any political subdivision of any of the foregoing, any multi-national organization or body, any agency, department, commission, board, bureau, court or other authority thereof, or any quasi-governmental or private body exercising, or purporting to exercise, any executive, legislative, judicial, administrative, police, regulatory or taxing authority or power of any nature.

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

         "Investor Rights Agreement" means the Agreement dated effective as of October 31, 1997 between Parent and all the outstanding shareholders of Parent, as amended from time to time.

         "Material Adverse Effect" means any event, occurrence, fact, condition, change, development or effect that is or could reasonably be anticipated to be materially adverse to the business, assets (including intangible assets), liabilities, financial condition, results of operations, properties (including intangible properties) or business prospects of the Company or Parent and all of their Subsidiaries taken as a whole.

         "Materials of Environmental Concern" means: (i) those substances included within the statutory and/or regulatory definitions or listings of "hazardous substance," "solid waste," "medical waste," "special waste," "hazardous waste," "extremely hazardous substance," "regulated substance," "hazardous materials," or "toxic substances," under any Environmental Law; (ii) any material, waste or substance which is or contains: (A) petroleum, oil or a fraction thereof, (B) explosives, or (C) radioactive materials (including naturally occurring radioactive materials); and (iii) such other substances, materials, or wastes that are or become classified or regulated as hazardous or toxic under any applicable federal, state or local law or regulation. To the extent that the laws or regulations of any applicable state or local jurisdiction establish a meaning for any term defined herein through reference to federal Environmental Laws which is broader than the meaning under such federal Environmental Laws, such broader meaning shall apply.

         "Person" means any individual, Entity or Governmental Authority.

         "Remediation" means any action necessary to: (i) comply with and ensure compliance with the Requirements of Environmental Laws and (ii) the taking of all reasonably necessary precautions to protect against and/or respond to, remove or remediate or monitor the release or threatened release of Materials of Environmental Concern at, on, in, about, under, within or near the air, soil, surface water, groundwater or soil vapor at any Business Facility of the Company or any of its Subsidiaries or of any property affected by the business operations, acts, omissions or Materials of Environmental Concern of the Company or any of its Subsidiaries.

         "Requirement(s) of Environmental Law(s)"means all requirements, conditions, restrictions or stipulations of Environmental Laws imposed upon or related to the Company or any of its Subsidiaries or the assets, Business Facilities and/or the business of the Company or any of its Subsidiaries.

         "Subsidiary" shall mean, when used with reference to an entity, any other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions, or a majority of the outstanding voting securities of which, are owned directly or indirectly by such entity.

         "Taxes" shall mean any and all taxes, charges, fees, levies or other assessments, including, without limitation, income, gross receipts, excise, real or personal property, sales, withholding, social security, occupation, use, severance, environmental, license, net worth, payroll, employment, franchise, transfer and recording taxes, fees and charges, imposed by the IRS or any other taxing authority (whether domestic or foreign including, without limitation, any state, county, local or foreign government or any subdivision or taxing agency thereof (including a United States possession)), whether computed on a separate, consolidated, unitary, combined or any other basis; and such term shall include any interest whether paid or received, fines, penalties or additional amounts attributable to, or imposed upon, or with respect to, any such taxes, charges, fees, levies or other assessments.

         "Tax Return" shall mean any report, return, document, declaration or other information or filing required to be supplied to any taxing authority or jurisdiction (foreign or domestic) with respect to Taxes, including, without limitation, information returns and documents (i) with respect to or accompanying payments of estimated Taxes or (ii) with respect to or accompanying requests for the extension of time in which to file any such report, return, document, declaration or other information, including any schedule or attachment thereto and any amendment thereof.

                                        4